EXHIBIT 99.2

Quarterly Financial Supplement

For the nine months ended
September 30, 2003

Investor Relations Department

3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2002.

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2003

TABLE OF CONTENTS

Section	Tab

Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Non-GAAP Financial Measures	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	Michelle A. Mahue
	Chairman	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 5.1%
INCREASE IN FFO PER SHARE FOR THE NINE MONTH PERIOD ENDED
SEPTEMBER 30, 2003

     CLEVELAND, OHIO, October 30, 2003 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that third quarter 2003 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.58 (diluted) and $0.59 (basic) as compared to $0.61 (diluted) and $0.62 (basic) per share for the same period in the previous year, a per share decrease of 4.9% diluted and 4.8% basic. The figures in 2003 include a $0.07 per share charge relating to the original issuance costs associated with the redemption of preferred shares during the third quarter 2003. Excluding this non-cash charge, FFO, on a per share basis was $0.65 (diluted) and $0.66 (basic), a per share increase of 6.6% diluted and 6.5% basic. FFO reached $51.3 million for the quarter ended September 30, 2003, as compared to $40.6 million for 2002. Net income for the three months ended September 30, 2003 was $42.0 million compared to second quarter 2002 net income of $25.2 million, or $0.28 per share (diluted) and $0.29 (basic) for each quarter.

     On a per share basis, FFO (diluted) was $1.86 and $1.77 for the nine month periods ended September 30, 2003 and 2002, respectively, an increase of 5.1%. Excluding the non-cash charges associated with the redemption of preferred shares in 2003 and 2002, FFO, on a per share basis was $1.99 diluted in 2003 compared to $1.86 (diluted) in 2002, an increase of 7.0%. FFO for the nine months ended September 30, 2003 was $154.2 million compared to FFO for the nine months ended September 30, 2002 of $116.4 million. Net income for the nine months ended September 30, 2003 was $148.8 million, or $1.32 per share (diluted), compared to net income of $72.4 million, or $0.72 per share (diluted) for the prior comparable period. An increase in net income of $26.2 million is due to the net gain on sale of real estate assets. The remainder of the increase in net income is attributable to the merger with JDN Realty on March 13, 2003, core operations and a reduction in minority interest expense associated with preferred operating partnership units which were redeemed in 2003.

     Scott A. Wolstein, DDR’s chairman and chief executive officer stated, “We are pleased to announce this quarter’s financial results, which demonstrate strong earnings growth and the Company’s continued commitment to improving its balance sheet. Furthermore, property level fundamentals remain stable, driven by strong demand from our key tenants such as Wal*Mart, Target and Kohl’s; plus demand from other tenants migrating from enclosed malls to open air centers. During the quarter, Developers Diversified announced its $730 million joint venture transaction to create an Australian investment entity. Not only does this transaction tap the Australian public market’s overwhelming demand for institutional quality community centers, but it also creates a long-term equity partner.”

     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

     Leasing activity continues to be strong throughout the portfolio. During the third quarter of 2003, the Company executed 110 new leases aggregating approximately 633,000 square feet and 140 renewals aggregating approximately 494,000 square feet. Rental rates on new leases increased by 15.2% to $11.83 per square foot and rental rates on renewals increased by 7.6% to $11.37 per square foot. On a blended basis, rental rates for new leases and renewals increased by 10.1% to $11.63 per square foot.

     At September 30, 2003, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.65. Excluding the impact of the properties acquired through the JDN merger, the average annualized base rent per occupied square foot for the portfolio was $10.95, as compared to $10.49 at September 30, 2002.

     As of September 30, 2003, the portfolio was 94.6% leased. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 95.2% leased, as compared to 95.9% at September 30, 2002. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of September 30, 2003, the portfolio was 94.0% occupied. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 94.6% occupied, as compared to 94.2% at September 30, 2002.

     Same store tenant sales performance over the trailing 12 month period within the Company’s portfolio remained strong at approximately $234 per square foot for those tenants required to report. Aggregate base and percentage rental revenues relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2002, excluding properties under redevelopment) increased approximately $2.9 million (or 2.1%) for the nine month period ended September 30, 2003, compared to the same period in 2002.

Strategic Transactions:

Macquarie DDR Trust

     The Company announced that it intends to form an Australian based Listed Property Trust with Macquarie Bank Limited (ASX: MBL), an international investment bank and leading advisor and manager of specialized real estate funds in Australia. Macquarie DDR Trust (“MDT”) will focus on acquiring ownership interests in institutional-quality community center properties in the U.S. The aggregate purchase value (assuming 100% ownership) of the initial portfolio of eleven assets currently owned by DDR and DDR joint ventures is approximately $730 million and MDT will operate with a targeted leverage ratio of 50%.

     MDT, which is expected to be listed on the Australian Stock Exchange during the fourth quarter, will own an 81% interest in the 11 asset portfolio. DDR will retain a 14.5% effective ownership interest in the assets and MBL will own the remaining 4.5%. DDR will be responsible for all day-to-day operations of the properties and will receive fees for property management, leasing, construction management, acquisitions, due diligence, dispositions (including outparcel sales), and financing. The Company will also receive base asset management fees and incentive fees based on the performance of MDT.

     It is anticipated that an additional asset in Minneapolis, MN (Coon Rapids — Inner Quadrant) will be sold to MDT after construction and leasing are completed, subject to the satisfaction of MDT’s investment criteria and the availability of financing. MDT will have a two year right of first offer on twenty pre-determined joint venture and wholly owned assets currently in DDR’s portfolio. MDT also is expected to pursue acquisitions of additional stabilized, institutional-quality community center properties.

     DDR is expected to receive approximately $185 million in cash and retain a $53 million equity investment in the joint venture, representing its 14.5% effective ownership interest. The newly formed joint venture is expected to carry approximately $374 million in debt, or approximately 50% of total asset value. The interest rate for this debt will generally be structured with 80% fixed and 20% floating. The new fixed rate financing will have a weighted average interest rate of approximately 4.40% and the floating rate debt will have an estimated initial weighted average interest rate of 3.85%. A portion of the initial outstanding floating rate debt reflects financing to MDT under its anticipated $100 million secured revolving credit facility.

     The aggregate size of the MDT portfolio is approximately 5.4 million square feet of total GLA (of which 4.8 million is owned GLA), and the average size of the eleven properties is approximately 490,000 square feet of total GLA. The Company currently holds seven of the MDT portfolio assets in existing joint ventures. These properties are located in Boston (Framingham), Massachusetts; Chicago (Schaumburg), Illinois; Minneapolis (Coon Rapids), Minnesota; Atlanta, Georgia; Washington, D.C. (Fairfax, Virginia); Atlanta (Marietta), Georgia and Naples, Florida. The remaining four assets are wholly owned by DDR and located in St. Paul, Minnesota; Kansas City (Independence), Missouri; Canton, Ohio and Cleveland (N. Olmsted), Ohio.

     MDT will be governed by a board of directors that include three members from DDR, three members from MBL and two independent members to be selected after the listing of MDT.

Expansions:

     For the nine month period ended September 30, 2003, the Company completed expansions and redevelopments at nine shopping centers located in Birmingham, Alabama; Bayonet Point, Florida; Brandon, Florida; Tucker, Georgia; Fayetteville, North Carolina; North Canton, Ohio; Erie, Pennsylvania; Riverdale, Utah and Taylorsville, Utah at an aggregate cost of approximately $26.8 million. The Company is currently expanding/redeveloping four shopping centers located in North Little Rock, Arkansas; Aurora, Ohio; Tiffin, Ohio and Monaca, Pennsylvania at a projected incremental cost of approximately $22.9 million. The Company is also scheduled to commence two additional expansion projects at the Princeton, New Jersey and Starkville, Mississippi shopping centers.

     For the nine month period ended September 30, 2003, the Company’s joint ventures completed expansions and redevelopments at three shopping centers located in San Ysidro, California; Shawnee, Kansas and North Olmsted, Ohio at an aggregate cost of approximately $9.7 million. The Company’s joint ventures are currently expanding/redeveloping a shopping center located in Deer Park, Illinois at a projected incremental cost of approximately $13.9 million.

Development (Consolidated):

     During the nine month period ended September 30, 2003, the Company completed the construction of ten shopping centers located in Fayetteville, Arkansas; Aurora, Colorado; Parker, Colorado; Parker South, Colorado; Lithonia, Georgia; McDonough, Georgia; Coon Rapids (Minneapolis) Minnesota; St. John’s, Missouri; Erie, Pennsylvania and Frisco, Texas.

     The Company currently has 15 shopping center projects under construction, 10 of which resulted from the merger with JDN. These projects are located in Meridian, Idaho (Phase II of the existing shopping center); Long Beach, California; Sacramento, California; Fort Collins, Colorado; Overland Park, Kansas; Chesterfield, Michigan; Grandville, Michigan; Lansing, Michigan; St. Louis, Missouri; Apex, North Carolina; Hamilton, New Jersey; Mount Laurel, New Jersey; Pittsburgh, Pennsylvania; Irving, Texas and Mesquite, Texas. These projects are scheduled for completion during 2003 and 2004 and will create an additional 3.6 million square feet of retail space.

     The Company anticipates commencing construction in 2004 on two additional shopping centers located in Norwood, Massachusetts and McKinney, Texas.

Development (Joint Ventures):

     The Company has joint venture development agreements for three shopping center projects. These three projects have an aggregate projected cost of approximately $97.8 million and are currently scheduled for completion during 2003 and 2004. At September 30, 2003, approximately $90.3 million of costs were incurred in relation to these development projects. The projects located in Long Beach, California (City Place) and Austin, Texas are being financed through the Prudential/DDR Retail Value Fund. The other project is located in St. Louis, Missouri.

Dispositions:

     In September 2003, one of the Company’s RVIP joint ventures sold two west coast shopping centers, a 103,000 square foot shopping center located in suburban Sacramento, California for approximately $19.3 million and a 109,000 square foot shopping center located in Fullerton, California for approximately $15.0 million and recognized a gain of approximately $12.5 million of which the Company’s proportionate share was $2.5 million. In October 2003, this joint venture also sold a 208,000 square foot shopping center located in Bellingham, Washington for approximately $23.5 million.

     In September 2003, the Company sold a 57,000 square foot shopping center located in Nacogdoches, Texas for approximately $5.7 million and in October 2003, the Company sold a 123,000 square foot shopping center located in Decatur, Alabama for approximately $6.9 million. The Company acquired both of these properties in the merger with JDN Realty in March 2003. Additionally, in October 2003, the Company sold a 92,000 square foot shopping center located in St. Louis, Missouri for approximately $3.3 million.

Financings:

     In July 2003, the Company sold $205 million of Class H Cumulative Redeemable Preferred Shares with an annual dividend coupon of 7.375%. In addition, the Company called all outstanding shares of its 8.375% Class C Depositary Cumulative Preferred Shares aggregating $100 million in July 2003, all outstanding shares of its 8.68% Class D Depositary Cumulative Preferred Shares aggregating $54 million in August 2003 and all outstanding shares of its 9.375% Voting Preferred Shares aggregating $50 million in September 2003.

     In July 2003, the Company issued $300 million of seven-year senior unsecured notes with a coupon rate of 4.625%. These notes are due August 1, 2010 and were offered at 99.843% of par. Proceeds from this offering were used to repay borrowings under the Company’s unsecured credit facility and to selectively prepay secured mortgage financing.

     Developers Diversified Realty Corporation currently owns and manages over 360 retail operating and development properties in 44 states comprising approximately 82 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon written request at our corporate office to Michelle A. Mahue, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http:/www.ddr.com.

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2002.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,

	2003(F)	2002	2003(F)	2002

Revenues:
Minimum rent (A)	$89,894	$65,934	$255,267	$187,198
Percentage and overage rents (A)	769	812	3,247	2,282
Recoveries from tenants	24,972	18,446	67,878	50,723
Ancillary income	537	502	1,333	1,167
Other property related income	369	615	677	1,189
Management fee income	2,601	2,427	7,733	7,789
Development fees	303	1,236	976	2,042
Interest income	1,133	1,496	3,892	4,056
Other (B)	3,599	155	9,520	4,895

	124,177	91,623	350,523	261,341

Expenses:
Operating and maintenance	15,653	10,810	43,962	29,942
Real estate taxes	15,987	11,294	42,491	32,041
General and administrative (C)	9,088	6,632	28,001	20,012
Interest	23,515	19,700	65,620	57,588
Impairment charge (D)	—	—	2,640	—
Depreciation and amortization	24,760	18,415	68,840	56,645

	89,003	66,851	251,554	196,228

Income before equity in net income of joint ventures, minority equity interests, income tax expense, discontinued operations and gain on sales of real estate and real estate investments	35,174	24,772	98,969	65,113
Equity in net income of joint ventures (E)	6,852	4,781	23,748	22,398
Minority equity interests (F)	(864)	(5,570)	(4,802)	(16,770)
Income tax expense of taxable REIT subsidiary	(130)	—	(130)	—

Income from continuing operations	41,032	23,983	117,785	70,741
Income (loss) from discontinued operations (G)	59	1,035	1,848	(1,377)

Income before gain on sales of real estate and real estate investments	41,091	25,018	119,633	69,364
Gain on sales of real estate and real estate investments, net of tax	897	159	29,142	2,988

Net income	$41,988	$25,177	$148,775	$72,352

Net income, applicable to common shareholders (H)	$24,525	$18,687	$108,175	$46,241

Funds From Operations (“FFO”):
Net income applicable to common shareholders (H)	$24,525	$18,687	$108,175	$46,241
Depreciation and amortization of real estate investments	24,319	18,029	68,013	56,237
Equity in net income of joint ventures	(6,852)	(4,781)	(23,748)	(22,398)
Joint ventures’ FFO (E)	8,872	8,794	24,815	32,145
Minority equity interests (OP Units)	444	342	1,303	1,104
(Gain) loss on sales and impairment charge on depreciable real estate and real estate investments, net	—	(468)	(24,377)	3,058

FFO available to common shareholders	51,308	40,603	154,181	116,387
Preferred dividends (H)	17,463	6,490	40,600	26,111

FFO (H)	$68,771	$47,093	$194,781	$142,498

Per share data: (H)
Earnings per common share
Basic	$0.29	$0.29	$1.34	$0.73

Diluted	$0.28	$0.28	$1.32	$0.72

Dividends Declared	$0.41	$0.38	$1.23	$1.14

Funds From Operations — Basic (I), (H)	$0.59	$0.62	$1.89	$1.80

Funds From Operations – Diluted (I), (H)	$0.58	$0.61	$1.86	$1.77

Basic – average shares outstanding (thousands)	80,447	64,712	82,756	63,395

Diluted — average shares outstanding (thousands)	85,997	65,761	87,066	64,451

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the nine month period ended September 30, 2003 as compared to 2002, aggregated $67.3 million consisting of $2.9 million related to leasing of core portfolio properties (an increase of 2.1% from 2002), $20.2 million from the acquisition of thirteen shopping centers in 2002 and 2003, $49.1 million is attributed to the JDN merger and $2.0 million related to developments and redevelopments. These amounts were offset by a decrease of $0.9 million relating to the business center properties and $6.0 million due to the transfer of eight properties to joint ventures in 2002 and 2003. Included in the rental revenues for the nine month period ended September 30, 2003 and 2002 is approximately $4.8 million and $3.1 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the three month period ended September 30, 2003 and 2002 included approximately $3.7 million and $0.2 million, respectively, in lease termination revenue. Other income for the nine month period ended September 30, 2003 and 2002 included approximately $6.5 million and $3.0 million in lease termination revenue, respectively. Other income for the nine month period ended September 30, 2003 includes approximately $2.4 million of income from the settlement of a call option relating to the MOPPRS debt assumed from JDN. Included in other income for the nine month period ended September 30, 2003 and 2002 was approximately $1.1 million and $2.4 million, respectively, primarily associated with the sale of certain option rights (2003), the sale of development rights to the Wilshire project in Los Angeles, California (2002), financing and other miscellaneous fees. Offsetting these revenues for the nine months ended September 30, 2003 and 2002 was a charge of $0.5 million relating to the write-off of abandoned development projects in each year.

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the nine month periods ended September 30, 2003 and 2002, general and administrative expenses were approximately 5.1% and 4.4%, respectively, of total revenues, including joint venture revenues, for each period. In addition to increases attributable to the merger with JDN in March 2003, included in the nine month period ended September 30, 2003 general and administrative expense is approximately $2.8 million of non-cash executive management incentive compensation primarily associated with performance unit grants which compares to $1.1 million in 2002. The increase of $1.7 million is attributed to the increase in the Company’s stock price in 2003. Excluding this additional non-cash incentive compensation, general and administrative expense, as a percentage of total revenues, including joint venture revenues, was approximately 4.8%.

(D)	Impairment charge relates to the potential sale of two shopping center assets, aggregating 150,000 square feet of GLA, in 2003 with a projected loss of approximately $2.6 million. One of these properties sold in October 2003.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(E)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period		Nine month period
	ended September 30,		ended September 30,

	2003 (b)	2002 (b)	2003 (b)	2002 (b)

Revenues from operations (a)	$64,933	$55,588	$190,778	$166,498

Operating expense	21,526	18,998	68,601	57,883
Depreciation and amortization of real estate investments	11,536	7,686	32,226	23,180
Interest expense	19,848	16,521	59,777	49,639

	52,910	43,205	160,604	130,702

Income from operations before gain on sale of real estate and real estate investments and discontinued operations	12,023	12,383	30,174	35,796
Gain on sale of real estate and real estate investments	1,603	2,420	3,935	13,697
Income from discontinued operations	(227)	2,013	396	7,427
Gain on sale of discontinued operations	12,446	—	53,333	15,596

Net income	$25,845	$16,816	$87,838	$72,516

DDR Ownership interests (b)	$7,148	$4,775	$24,678	$24,103

Funds From Operations from joint ventures are summarized as follows:
Net income	$25,845	$16,816	$87,838	$72,516
(Gain) loss on sale of real estate and real estate investments, including discontinued operations	(12,181)	273	(53,069)	(15,075)
Depreciation and amortization of real estate investments	11,627	8,537	33,109	26,822

	$25,291	$25,626	$67,878	$84,263

DDRC Ownership interests (b)	$8,872	$8,794	$24,815	$32,145

DDRC Partnership distributions received, net	$19,940	$9,700	$54,149	$47,854

(a)	Revenues for the three month periods ended September 30, 2003 and 2002 included approximately $0.9 million and $0.7 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.3 million and $0.2 million, respectively. Revenues for the nine month periods ended September 30, 2003 and 2002 included approximately $2.5 million in each year resulting from the recognition of straight line rents, of which the Company’s proportionate share is $0.6 million and $0.9 million, respectively.

(b)	At September 30, 2003 and 2002, the Company owned joint venture interests relating to 52 and 49 shopping center properties, respectively. In addition, at September 30, 2003 and 2002, respectively, the Company owned through its approximately 25% owned joint venture, 75 and 117 shopping center sites formerly owned by Service Merchandise.

The Company’s share of joint venture net income has been reduced by $0.9 million and $1.9 million for the nine month periods ended September 30, 2003 and 2002, respectively, to reflect additional basis depreciation and the elimination of gain on sale in relation to a property acquired by the Company from a joint venture.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(F)	Minority Equity Interests are comprised of the following:

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,

	2003	2002	2003	2002

Minority interests	$420	$458	$1,263	$1,355
Preferred Operating Partnership Units	—	4,770	2,236	14,311
Operating Partnership Units	444	342	1,303	1,104

	$864	$5,570	$4,802	$16,770

The financial statement amounts presented herein do not reflect the adoption of SFAS 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (“SFAS 150”) with respect to minority interests in entities that are considered mandatorily redeemable financial instruments. It is our understanding that the Financial Accounting Standards Board (“FASB”) voted to defer the adoption of the provisions in SFAS 150 that relate to mandatorily redeemable noncontrolling interests at its meeting on October 29, 2003. We will incorporate a discussion in the Company’s Form 10-Q for the period ended September 30, 2003 reflecting the decisions reached in the FASB Staff Position regarding this matter.

(G)	The operating results relating to assets classified as discontinued operations are summarized as follows in thousands):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,

	2003	2002	2003	2002

Revenues	$133	$1,289	$1,351	$4,239

Expenses:
Operating	44	331	178	1,026
Interest	13	180	209	591
Depreciation	17	211	322	941

	74	722	709	2,558

	59	567	642	1,681
Gain on sales of real estate and (impairment charge), net	—	468	1,206	(3,058)

	$59	$1,035	$1,848	$(1,377)

(H)	As previously announced, DDR has complied with the Security and Exchange Commission (“SEC”) July 31, 2003’s Staff Policy statement that clarifies EITF Topic No. D-42, “The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock,” and restated net income available to common shareholders for fiscal year 2002 and recorded the charges related to the 2003 transactions. As a result of this change in accounting principle, the Company has recorded a charge of $5.7 million for the three months ended September 30, 2003 and $10.7 million and $5.5 million for the nine months ended September 30, 2003 and 2002, respectively, to net income available to common shareholders and FFO.

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis of 1.1 million and 0.9 million Operating Partnership Units (OP Units) outstanding at September 30, 2003 and 2002 into 1.1 million and 1.0 million common shares of the Company for the three and nine month periods ended September 30, 2003 and 2002, respectively. The weighted average diluted shares and OP Units outstanding were 88.3 million and 66.9 million for the three month periods ended September 30, 2003 and 2002, respectively, and 82.9 million and 65.6 million for the nine month periods ended September 30, 2003 and 2002, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:

	September 30, 2003 (A)	December 31, 2002

Assets:
Real estate and rental property:
Land	$843,376	$488,292
Buildings	2,676,442	2,109,675
Fixtures and tenant improvements	81,863	72,674
Land under development	71,180	20,028
Construction in progress	188,148	113,387

	3,861,009	2,804,056
Less accumulated depreciation	(457,610)	(408,792)

Real estate, net	3,403,399	2,395,264
Cash	18,474	16,371
Advances to and investments in joint ventures	325,825	258,610
Notes receivable	10,985	11,662
Receivables, including straight line rent	77,562	60,074
Other assets	81,948	34,871

	$3,918,193	$2,776,852

Liabilities:
Indebtedness:
Revolving credit facilities	$148,500	$446,000
Variable rate unsecured term debt	300,000	22,120
Unsecured debt	839,822	404,900
Mortgage and other secured debt	830,454	625,778

	2,118,776	1,498,798
Dividends payable	38,688	25,378
Other liabilities	145,029	92,070

	2,302,493	1,616,246
Minority interests	44,499	215,045
Shareholders’ equity	1,571,201	945,561

	$3,918,193	$2,776,852

(A) See Footnote F on previous page.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	September 30,	December 31,
	2003	2002

Land	$442,706	368,520
Buildings	1,331,606	1,219,947
Fixtures and tenant improvements	29,730	24,356
Construction in progress	147,932	91,787

	1,951,974	1,704,610
Accumulated depreciation	(158,929)	(153,537)

Real estate, net	1,793,045	1,551,073
Receivables, including straight line rent, net	57,365	64,642
Investment in joint ventures	14,283	12,147
Leasehold interests	25,472	26,677
Other assets	87,705	80,285

	$1,977,870	$1,734,824

Mortgage debt (a)	$1,238,499	$1,129,310
Notes and accrued interest payable to DDRC	129,627	106,485
Amounts payable to other partners	44,533	71,153
Other liabilities	78,004	61,898

	1,490,663	1,368,846
Accumulated equity	487,207	365,978

	$1,977,870	$1,734,824

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $396.4 million and $387.1 million at September 30, 2003 and December 31, 2002, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2003

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Nine Month	Nine Month
	Period Ended	Period Ended	Year Ended December 31
	30-Sep	30-Sep
	2003	2002	2002	2001	2000	1999

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$108,175 (7)	$46,241 (7)	$69,368 (7)	$65,111	$73,571	$60,135
Depreciation and Amortization of Real Estate Investments	$68,013	$56,237	$76,462	$63,200	$52,975	$51,497
Equity in Net Income From Joint Ventures	($23,749)	($22,398)	($32,769)	($17,010)	($17,072)	($20,621)
Equity in Net Income From Minority Equity Investment	$0	$0	$0	($1,550)	($6,224)	($6,453)
Joint Venture Funds From Operations	$24,815	$32,145	$44,473	$31,546	$30,512	$32,317
Minority Equity Investment Funds From Operations	$0	$0	$0	$6,448	$14,856	$12,965
Operating Partnership Minority Interest Expense	$1,303	$1,104	$1,450	$1,531	$4,126	$6,541
Non-Recurring & Extraordinary Charges	$0	$0	$0	$2,895	$0	$0
Loss (Gain) on Sales of Real Estate	($24,377)	$3,058	$454	($16,688)	($23,440)	$1,664

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$154,181	$116,387	$159,439	$135,482	$129,303	$138,044
PREFERRED DIVIDENDS	$40,600 (7)	$26,111 (7)	$32,602 (7)	$27,262	$27,262	$27,262

FUNDS FROM OPERATIONS	$194,781	$142,498	$192,041	$162,744	$156,565	$165,306

PER SHARE INFORMATION:
Funds From Operations — Diluted	$1.86	$1.77	$2.42	$2.38	$2.19	$2.05
Net Income — Diluted	$1.32	$0.72	$1.07	$1.17	$1.31	$0.95
Cash Dividends	$1.23	$1.14	$1.52	$1.48	$1.44	$1.40
WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	82,888	65,577	65,910	56,957	59,037	68,412
TOTAL MARKET CAPITALIZATION (1)	$5,260,664	$3,461,981	$3,460,243	$2,982,461	$2,490,917	$2,392,455
DEBT TO TOTAL MARKET CAPITALIZATION (1)	40.15%	43.13%	43.10%	43.87%	49.28%	48.15%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC	50.09%	48.41%	48.26%	47.18%	47.82%	45.78%
DIVIDEND PAYOUT RATIO (1)	64.67% (8)	61.41%	60.93%	62.53%	65.19%	66.45%
GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	5.09%	4.39%	4.80%	4.25%	4.27%	4.09%
GENERAL AND ADMINISTRATIVE EXPENSES	$28,001	$20,012	$29,392	$24,175	$20,449	$17,774
REVENUES:
DDR Revenues	$355,532	$265,728	$360,778	$324,148	$285,416	$263,932
Joint Venture Revenues	$194,803	$189,651	$251,905	$244,663	$193,275	$170,714

TOTAL REVENUES (3)	$550,335	$455,379	$612,683	$568,811	$478,691	$434,646

NET OPERATING INCOME:
DDR Net Operating Income	$268,901	$185,547	$272,764	$248,838	$225,371	$212,037
Joint Venture Net Operating Income	$124,898	$124,062	$167,573	$166,545	$136,440	$119,544

TOTAL NET OPERATING INCOME (4)	$393,799	$309,608	$440,337	$415,383	$361,811	$331,581

REAL ESTATE AT COST:
DDR Real Estate at Cost	$3,861,010	$2,810,381	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Joint Venture Real Estate at Cost (5)	$2,039,698	$1,814,829	$1,785,165	$1,862,515	$1,522,493	$1,441,322

TOTAL REAL ESTATE AT COST (6)	$5,900,708	$4,625,210	$4,589,221	$4,356,179	$3,684,302	$3,509,596

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.

(6)	Includes construction in progress (CIP) at September 30, 2003 of $423.2 million (includes $163.8 million of CIP included in joint ventures, of which $88.7 million represents the Company’s proportionate share), and at December 31, 2002, 2001, 2000, 1999 CIP aggregated $237.8 million, $287.7 million, $305.4 million and $308.2 million, respectively.

(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the nine months ended September 30, 2003 and $5,543,734 for the nine months ended September 30, 2002 and the year ended December 31, 2002 pursuant to EITF topic NO. D-42..

(8)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. The recurring quarterly payout ratio is expected to approximate 60% for the remainder of 2003.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2003

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Nine Month
	Period Ended	Year Ended December 31
	30-Sep
	2003	2002	2001	2000	1999

DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$2,112,039	$1,491,481	$1,308,301	$1,227,575	$1,152,051
Total Market Capitalization *	$5,260,664	$3,460,243	$2,982,461	$2,490,917	$2,392,455

	40.15%	43.10%	43.87%	49.28%	48.15%
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	50.09%	48.26%	47.18%	47.82%	45.78%
DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$2,508,442	$1,878,575	$1,688,904	$1,550,398	$1,618,685
Total Market Capitalization *	$5,657,067	$3,847,336	$3,363,064	$2,813,740	$2,859,088

	44.34%	48.83%	50.22%	55.10%	56.62%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	54.67%	54.20%	53.85%	54.54%	54.12%
INTEREST COVERAGE RATIO:
Interest Expense	$65,829	$77,208	$81,770	$77,030	$68,023
FFO Before Interest and Preferred Dividends *	$260,610	$287,586	$263,595	$248,896	$238,486

	3.98	3.72	3.22	3.23	3.51
DEBT SERVICE COVERAGE RATIO:
Debt Service *	$73,942	$83,958	$88,764	$82,103	$73,022
FFO Before Interest and Preferred Dividends *	$260,610	$287,586	$263,595	$248,896	$238,486

	3.54	3.43	2.97	3.03	3.27
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$105,135	$129,353	$135,107	$124,666	$105,440
FFO Before Interest and Preferred Dividends *	$260,610	$287,586	$263,595	$248,896	$238,486

	2.49	2.22	1.95	2.00	2.26
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$106,639	$100,531	$84,721	$84,297	$91,736
Funds From Operations exclusive of preferred dividend arising from preferred stock redemption	$164,891	$164,983	$135,482	$129,303	$138,044

	0.65 (1)	0.61	0.63	0.65	0.66

*	See Attached for Detail Calculation

(1)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. The recurring quarterly payout ratio is expected to approximate 60% for the remainder of 2003.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2003

	Nine Month
	Period Ended	Year Ended December 31
	30-Sep
	2003	2002	2001	2000	1999

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	86,371	66,609	59,455	54,880	59,504
Operating Partnership Units Outstanding	1,129	911	1,038	1,051	4,702

Total	87,500	67,520	60,493	55,932	64,206
Share Price	$29.8700	$21.9900	$19.1000	$13.3125	$12.8750

Market Value of Common Shares	$2,613,625	$1,484,762	$1,155,410	$744,592	$826,654
Preferred Shares at Book Value	$535,000	$304,000	$303,750	$303,750	$303,750
Preferred Units and Warrant	$0	$180,000	$215,000	$215,000	$110,000
Total Debt	$2,112,039	$1,491,481	$1,308,301	$1,227,575	$1,152,051

TOTAL MARKET CAPITALIZATION	$5,260,664	$3,460,243	$2,982,461	$2,490,917	$2,392,455

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	86,371	66,609	59,455	54,880	59,504
Operating Partnership Units Outstanding	1,129	911	1,038	1,051	4,702

Total	87,500	67,520	60,493	55,932	64,206
Share Price	$29.8700	$21.9900	$19.1000	$13.3125	$12.8750

Market Value of Common Shares	$2,613,625	$1,484,762	$1,155,410	$744,592	$826,654
Preferred Shares at Book Value	$535,000	$304,000	$303,750	$303,750	$303,750
Preferred Units and Warrant	$0	$180,000	$215,000	$215,000	$110,000
Total Debt	$2,112,039	$1,491,481	$1,308,301	$1,227,575	$1,152,051
Proportionate Share of JV Debt	$396,403	$387,094	$380,604	$322,823	$466,633

TOTAL MARKET CAPITALIZATION	$5,657,067	$3,847,336	$3,363,064	$2,813,740	$2,859,088

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2003

	Nine Month
	Period Ended	Year Ended December 31
	30-Sep
	2003	2002	2001	2000	1999

UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$3,861,010	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Cash and Cash Equivalents	$18,474	$16,371	$19,070	$4,243	$5,992
Notes Receivable	$10,985	$11,662	$5,221	$4,824	$5,590
Advances and Investments in Joint Ventures	$325,825	$258,611	$255,327	$260,927	$299,176
Minority Equity Investment	$0	$0	$0	$135,028	$137,234

	$4,216,294	$3,090,699	$2,773,281	$2,566,831	$2,516,266

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$3,861,010	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Notes Receivable or Proportionate Share Thereof	$57,641	$50,521	$22,000	$42,187	$70,025
Minority Equity Investment	$0	$0	$0	$135,028	$137,234
Proportionate Share of JV Undepreciated Real Estate Assets	$669,444	$611,224	$620,688	$503,902	$715,118

	$4,588,095	$3,465,801	$3,136,353	$2,842,926	$2,990,652

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$154,181	$159,439	$135,482	$129,303	$138,044
Interest Expense	$65,829	$77,208	$81,770	$77,030	$68,023
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$40,600	$50,939	$46,343	$42,563	$32,419

	$260,610	$287,586	$263,595	$248,896	$238,486

DEBT SERVICE
Interest Expense	$65,829	$77,208	$81,770	$77,030	$68,023
Recurring Principal Amortization	$8,113	$6,750	$6,994	$5,073	$4,999

	$73,942	$83,958	$88,764	$82,103	$73,022

FIXED CHARGES
Debt Service	$73,942	$83,958	$88,764	$82,103	$73,022
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$29,890	$45,395	$46,343	$42,563	$32,419

D-42 dividend	$103,832	$129,353	$135,107	$124,666	$105,440

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Significant Accounting Policies

Revenues

•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses

•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs

•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings Furniture/Fixtures and Tenant Improvements	18 to 31 years Useful lives, which approximate lease terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Significant Accounting Policies (Continued)

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the nine month period ended September 30, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999, the Company capitalized interest of $7.9 million, $9.5 million, $12.9 million, $18.2 million and $13.4 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $ 3.7 million for the nine month period ended September 30, 2003 and $4.5 million, $3.3 million, $3.2 million, $2.4 million for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate

•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Nine Month Period
	Ended September 30

	2003	2002

Total Revenues DDR	$350,523	$261,341
Total Revenues DDR Combined Joint Ventures	190,778	166,498
Operating and Maintenance — DDR	(43,962)	(29,942)
Real Estate Taxes — DDR	(42,491)	(32,041)
Operating and Maintenance — DDR Combined Joint Ventures	(68,601)	(57,883)

Combined NOI	$386,247	$307,973

Total Same Store NOI	$205,520	$201,764	1.9%
Property NOI from other operating segments	180,727	106,209

Combined NOI	$386,247	$307,973

Other Non-GAAP Financial Measures     2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three and nine months ended September 30, 2003

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO) to reflect the adjustment of preferred dividend charges in accordance with EITF Topic No. D-42

	Three Month Period		Nine Month Period
	Ended September 30		Ended September 30

	2003	2002	2003	2002

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$24,525	$18,687	$108,175	$46,241
Depreciation and Amortization of Real Estate Investments	24,319	18,029	68,013	56,237
Equity in Net Income From Joint Ventures	(6,852)	(4,781)	(23,749)	(22,398)
Joint Venture Funds From Operations	8,872	8,794	24,815	32,145
Operating Partnership Minority Interest Expense	444	342	1,303	1,104
(Gain) Loss on Sales of Real Estate	—	(468)	(24,377)	3,058

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$51,308	$40,603	$154,181	$116,387

Preferred dividend charges in accordance with EITF Topic No. D-42	5,720	—	10,710	5,544

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$57,028	$40,603	$164,891	$121,931

Other Non-GAAP Financial Measures     2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Nine Month Period Ended September 30, 2003

	Nine Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		December 31,		December 31,	December 31,	December 31,
	2003		2002		2001	2000	1999

Acquisitions/Transfers	$1,173.0	(2)	$298.6	(4)	$289.3 (6)	$81.1 (7)	$78.3 (8)
Completed Expansions	26.8		8.0		13.7	13.6	43.3
Developments & Construction in Progress	62.6		66.4		72.9	81.2	75.6
Tenant Improvements & Building Renovations (1)	5.9		7.3		6.1	6.3	6.6
Furniture Fixtures & Equipment	1.5		2.3		2.5	0.4	5.3
	1,269.8		$382.6		$384.5	$182.6	$209.1
Less: Real Estate Sales & Joint Venture Transfers	(212.8	)(3)	($72.2	)(5)	($52.7)	($89.1)	($37.6)

Total DDR Additions (Millions)	$1,057.0		$310.4		$331.8	$93.5	$171.5

(1)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $7.5 million associated with its wholly owned and consolidated portfolio during 2003.

(2)	Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers.

(3)	In addition to the sales listed in the disposition section, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels.

(4)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(5)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(6)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

(7)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(8)	Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Wholly Owned and Consolidated Acquisitions
for the Nine Month Period Ended September 30, 2003

		Cost	Acquisition
Property Location	GLA (1)	(Millions)	Date	Major Tenants

Gulfport, Mississippi	539,433	$45.0	01/31/03	TJ Maxx, Old Navy, Cinemark, Barnes & Noble, Office Depot, Circuit City, Goody's, Academy Sports, Kirschman's Furniture and PetSmart.

JDN Realty Corporation (2)	23,036,437	$1,047.1	03/13/03	Portfolio of 102 operating and development properties located in 15 states.

Leawood, KS (3)	412,879	$80.9	04/25/2003	Coldwater Creek, The Gap, J. Jill, Sharper Image, The Limited, Ann Taylor, Pottery Barn, American Eagle, Restoration Hardware,

Total	23,988,749	$1,173.0

(1)	GLA may include property managed, but not owned.

(2)	Includes the transfer from joint venture of the Suwanee, GA shopping center.

(3)	The Company previously owned a 50% joint venture interest in this asset, which was accounted for using the equity method of accounting.

Wholly Owned and Consolidated Dispositions
for the Nine Month Period Ended September 30, 2003

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date

Fayetteville, GA	10,908	$3.1	3/27/2003
Buford, GA	27,806	$3.5	4/1/2003
Three Business Centers	395,277	$14.0	4/8/2003
Lilburn, GA	132,847	$14.0	5/1/2003
Gulf Breeze, FL	14,490	$3.5	5/12/2003
Andersen, SC	14,250	$1.4	6/20/2003
Fayetteville, GA	15,335	$3.0	6/27/2003
Nacogdoches, TX	57,413	$5.7	8/29/2003

Total	668,326	$48.2

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Nine Month Period Ended September 30, 2003

Projects Completed

Birmingham, AL	Retenanted the former Wal-Mart space with Lowe’s Home Improvement (opened 3/03) and added a 45,600 sf expansion, which includes a Ross Dress for Less (opened 2/03) and Petco (opened 4/03)

Bayonet Point, FL	Relocation of three small shops for the expansion of existing Beall’s space by approximately 15,700 sf (opened 7/03)

Brandon, FL	Retenanted the former Scotty’s with 66,000 sf two story Kanes Furniture store (opened 4/03)

Tucker, GA	Expansion of existing center to include Washington Mutual Bank, EB Gameworks (opened 8/03) and an additional 5,600 sf of retail space

N. Canton, OH	Expansion of existing Kohl’s space by approximately 20,000 sf (opened 9/02) and the addition of 7,000 sf of retail space.

Fayetteville, NC	Expansion of existing center to include a Bed, Bath & Beyond (opened 7/03) and the creation of an additional 19,672 sf of retail space.

Erie, PA	Expansion of the existing Kohl’s store by approximately 20,250 sf.

Riverdale, UT (North)	Retenanting the former Wal-Mart space with a Meier and Frank Department Store (opened in 8/03)

Taylorsville, UT	Redevelopment of the center, including the demolition of the former theater to construct a 35,000 sf 24 Hour Fitness (opened 12/02), and the relocation of several small retailers to accommodate a 30,200 sf Ross Dress for Less (opened 6/03)

Total Net Cost (Millions) $26.8

Projects in Progress

N. Little Rock, AR	Demolished the former Kmart space to construct a Bed, Bath & Beyond (opened 9/02), Sports Authority (opened 8/03), and Michael’s (scheduled to open 1st quarter 2004)

Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre (scheduled to open in 12/03)

Tiffin, OH	Retenanting the former Kmart with Marquee Theatre (scheduled to open 12/03) and 15,000 sf of additional retail space.

Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater and 6,160 sf of retail space

Total Net Cost (Millions) $22.9

Projects to Commence Construction

Starksville, MS	Retenanting of former Wal-Mart with Lowe’s Home Improvments.

Princeton, NJ	Expansion of the existing center to create an additional 76,800 sf of retail space.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Summary of Wholly Owned and Consolidated Development Projects
for the Nine Month Period Ended September 30, 2003

				Substantial
			Net Cost	Completion
	GLA		(Millions)	Date	Major Tenants

Projects Substantially Completed

Fayetteville, AR	137,033		$8.8	1st Half 2003	PetsMart, Kohl’s, Radio Shack, EB Game World, Cingular Wireless

Aurora, CO	147,465		$24.1	1st Half 2003	Wal-Mart, Home Depot, Bed, Bath & Beyond, Office Depot, PetsMart, and 73,000 sq. ft of retail space

Parker, CO	100,536		$16.8	1st Half 2003	Office Depot, PetsMart, Hollywood Video, Starbucks, Noodles, Wal-Mart, Home Depot, Panda Express, Fantastic Sam’s

Parker South, CO (Phase I)	137,283		$15.1	2nd Half 2003	Kohl’s, Bed, Bath & Beyond, Gart Sports, Michael’s, Famous Footwear, Lane Bryant

Lithonia, GA	160,675		$14.7	2nd Half 2003	Sam’s Club, Best Buy, Toys ’R Us, Bed, Bath & Beyond and an additional 39,900 sf of retail space

McDonough, GA	61,000		$5.5	2nd Half 2003	Wal-Mart, Lowe’s, Cracker Barrel and 50,500 sf of retail space

Meridian (Boise), ID Phase I & II	733,051	(1)(2)	$66.7 (1)	2000 (Phase I)	Phase I: Wal*Mart Supercenter, Shopko, Shepler’s, Bed Bath & Beyond, Office Depot, Old Navy, Sportsman’s Warehouse, Ross Dress for Less, Marshalls, additional small retailers and restaurants

				2nd Half 2003 (Phase II)	Phase II: Craft Warehouse, Babies ’R Us, PetsMart and 24,800 square feet of additional retail space

Coon Rapids (Minneapolis), MN (Central Quadrant, adjacent to DDR’s existing property)	293,520		$36.9	1st Half 2003 (Phase I)	Phase I: Ulta 3 Cosmetics, Border’s, Maurice’s, Lane Bryant, Sprint, PetsMart, additional small retailers and restaurants

				2004 (Phase II)	Phase II: Casual Corner, Pier One, J.C. Penney

St. John’s, MO	92,019		$10.9	1st Half 2003	Shop ’N Save

Erie, PA	113,363		$8.9	2nd Half 2003	Target, Marshall’s, Bed, Bath & Beyond, Babies ’R Us, H&R Block

Frisco, TX	120,884		$8.7	1st Half 2003	Kohl’s, Great Clips

Projects in Progress

Long Beach, CA (The Pike at Rainbow Harbor) Phase I	405,509		$126.8	2nd Half 2003 and 2004	CinemarkTheater, Gameworks, Carnival Club, Gladstones, Outback Steakhouse, Island Burgers, Bubba Gump Shrimp, California Pizza Kitchen

Sacramento, CA	6,728		$1.8	2nd Half 2003	Pick Up Stix, City Financial, UPS Store, GameStop and 3,200 sq. ft. of retail space

Wholly Owned Developments 3.2

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants

Projects in Progress — cont’d

Fort Collins, CO	18,540	$3.7	2004	Wal-Mart, Home Depot and additional small shops

Overland Park, KS	91,845	$9.6	2004	Home Depot, Sam’s Club, Aldi’s Grocery, Party City, Goodyear Tire, Bank of America

Chesterfield, MI	130,245	$13.0	2004	Petco and additional retail to be announced

Grandville, MI	212,891	$25.9	2004	Lowe’s, PetsMart, Shoe Carnival, Gander Mountain, Circuit City, Linens ’N Things, Party City, Cost Plus

Lansing, MI	165,869	$15.0	2004	Wal-Mart, Lowe’s, Michael’s, Gander Mountain, Subway, Hallmark

St. Louis, MO	99,927	$13.1	2004	PetsMart, Office Max and other retail tenants to be announced

Apex, NC	461,211	$25.6	2004	Target, Lowe’s, Office Max and other retail tenants to be announced

Hamilton, NJ	506,320	$76.8	2nd Half 2003	Wal-Mart, Lowe’s, BJ’s Wholesale, Kohl’s, Michaels, PetsMart, Famous Footwear, Ross Dress for Less, Pier One, Linens ’N Things, Shop-Rite

Mt. Laurel, NJ	720,625	$42.3	2004	Target, Wegman’s, Bed, Bath & Beyond

Pittsburgh, PA	340,971	$32.9	2005	Target, Sportsman Warehouse and 169,000 sf of retail shops

Irving, TX	319,976	$27.9	2004	Wal-Mart, Sam’s Club, Kohl’s, PetsMart, Marquee Theater, Office Max

Mesquite, TX	197,460	$26.8	2nd Half 2003	Michael’s, Linens ’N Things, Ross Dress for Less, Ultimate Electronics, Dress Barn, Famous Footwear

Projects to Commence Construction

Norwood, MA	115,147	$8.6	2004	Lowe’s

McKinney, TX (Phase II)	98,000	$8.0	2004	To be announced

Wholly Owned Development Totals	5,988,093	$674.9

Notes:

(1)  Meridian project costs and square footage are aggregated for Phase I and Phase II.

(2)  Includes square footage which will not be Company owned.

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Wholly Owned and Consolidated Development
Assets Placed in Service as of September 30, 2003

Assets Placed in
Service
Date	(Millions)

As of December 31, 2002	$200.5
1st Quarter 2003	$14.7
2nd Quarter 2003	$23.0
3rd Quarter 2003	$10.7
4th Quarter 2003	$135.4
Thereafter	$290.6

Total	$674.9

Wholly Owned and Consolidated Development
Funding Schedule as of September 30, 2003

Funded as of September 30, 2003	$504.7
Projected Net Funding During 2003	$50.0	(1)
Projected Net Funding Thereafter	$120.2	(1)

Total	$674.9

(1)  Amount will be reduced by the additional proceeds to be obtained through the construction loans relating to the Aurora, Coon Rapids, Hamilton, Mesquite projects and proceeds from land sales.

Wholly Owned Development Delivery and Funding Schedules     3.2

Developers Diversified Realty Corporation

Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Consolidated Debt
as of September 30, 2003

		Mortgage		Maturity	Interest
		Balance(000's)		Date	Rate (1)

SENIOR DEBT:
Unsecured Credit Facility:
$650 Million Revolving Credit Facility		130,000	(2)	05/05	2.120
$300 Million Term Loan		300,000		03/04	2.120
Secured Credit Facility:
$30 Million Revolving Credit Facility		18,500		06/05	2.120

Total Credit Facility Debt		448,500

Public Debt:
Medium Term Notes	F	10,000		07/04	6.900
Medium Term Notes	F	5,000		07/04	6.940
Medium Term Notes	F	50,000	(3)	12/04	6.840
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	95,656	(4)	03/07	6.840
Medium Term Notes	F	10,000		07/07	6.950
Medium Term Notes	F	2,000		12/07	7.050
Medium Term Notes	F	99,889		01/08	6.625
Medium Term Notes	F	299,540		07/10	4.625
Medium Term Notes	F	100,000		07/18	7.500
Unsecured Notes	F	75,000		08/04	6.800
Unsecured Notes	F	85,000		08/07	6.950

Total Public Debt		833,085

MORTGAGE DEBT:
Plainville, CT (TIF)	F	7,260		04/21	7.125
Bayonet Point, FL	F	5,327		08/06	9.750
Tupelo, MS	F	12,092		03/08	4.410
Jacksonville, FL	F	6,938		03/08	4.410
Denver, CO (Univ Hills)	F	29,486		06/12	7.300
Henderson, TN	F	9,757		01/19	7.660
Brown Deer, WI	F	3,361		08/09	7.750
Allentown, PA	F	19,383		06/21	6.950
Erie, PA	F	25,905		04/11	6.880
Erie, PA	F	2,989		04/11	6.880
Boardman, OH	F	26,901		04/11	6.880
Solon, OH	F	16,750		03/08	4.410
St. Louis, MO (Sunset)	F	34,872		04/11	6.880
St. Louis, MO (Brentwood)	F	25,905		04/11	6.880

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Consolidated Debt
as of September 30, 2003 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)

Denver, CO (Centennial)	F	38,857	04/11	6.880
Cedar Rapids, IA	F	10,422	01/20	9.375
St. Louis, MO (Olympic)	F	3,907	08/07	9.150
St. Louis, MO (Gravois)	F	2,168	07/12	8.625
St. Louis, MO (Keller)	F	1,920	01/10	8.625
St. Louis, MO (Home Qtrs)	F	2,947	01/15	8.800
N. Charleston, SC	F	11,993	03/08	4.410
Sault St. Marie, MI	F	3,614	05/07	8.375
Walker, MI	F	8,821	03/08	4.410
Detroit, MI	F	6,468	09/05	7.375
Mt. Pleasant, SC (GS II)	F	8,127	03/08	4.410
Meridian, ID (GS II)	F	26,265	03/08	4.410
Logan, UT	F	768	06/12	8.750
Riverdale, UT (North)	F	9,274	10/20	9.300
Salt Lake City, UT (Hermes)	F	326	08/04	5.900
Birmingham, AL (GS II)	F	28,446	03/08	4.410
Wilmington, NC	F	21,805	03/08	4.410
Berlin, VT	F	4,940	08/07	9.750
Brainerd, MN	F	215	02/05	6.800
Spring Hill, FL	F	5,503	09/19	9.750
West Pasco, FL	F	4,784	02/12	9.625
Princeton, NJ	F	26,461	03/27	8.262
Woodmont — Riverchase	F	8,132	01/13	5.500
Leawood, KS	F	52,721	07/09	7.310
Durham, NC	F	7,434	03/08	4.410
Bellefontaine, OH	F	2,634	12/16	7.500
Dublin, OH	F	9,763	09/06	8.375
Pickerington, OH	F	4,548	12/06	8.250
Dallas, TX (Carpenter)	F	28,548	01/08	7.250
Silver Springs, MD (Tech 29-1)	F	7,060	02/09	7.330
Silver Springs, MD (Tech 29-2)	F	3,574	09/06	9.050
Silver Springs, MD (Tech 29-3)	F	4,116	11/06	8.580
Hamilton, NJ	F	30,000	05/05	2.942
Princeton, NJ	V	24,999	09/25	2.620
Independence, MO	V	27,500	03/06	2.620
N Canton, OH	V	15,185	09/08	2.620
Coon Rapids, MN	V	24,323	06/05	2.620
San Antonio, TX	V	27,700	07/06	2.620

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Consolidated Debt
as of September 30, 2003 (con’t)

		Mortgage		Maturity	Interest
		Balance		Date	Rate (1)

Fort Worth, TX; Lewisville, TX; Wichita, KS; Columbia, SC	V	54,800		01/04	3.250
Aurora, CO	V	7,741		09/04	2.470
St. Louis, MO	V	4,444		07/04	2.470
Mesquite, TX	V	15,239		04/04	2.470
Hamilton, NJ	V	15,037		05/05	2.770

Total Mortgage Debt		830,453

Total Debt		$2,112,038
Adjustment for Reverse Swap		6,737	(5)
		$2,118,775

Weighted Average — Total				5.09 years	4.9%

Weighted Average — Fixed				6.43 years	5.9%

Weighted Average — Floating				2.16 years	2.6%

Notes:

F	–	Fixed Rate Debt

V	–	Variable Rate Debt

1.		Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization is approximately $1.8 million, net.

2.		Senior debt of $100 million has been converted to a fixed rate of 1.865%. The remaining balance of $30 million is at the stated variable rate.

3.		Public debt of $40 million has been converted to a variable rate of 3.655%. The remaining balance of $10 million is at the stated fixed rate.

4.		Public debt of $60 million has been converted to a variable rate of 3.196%. The remaining balance of $35.6 million is at the stated fixed rate.

5.		Offset included in other assets.

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2003
(000’s)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total

PROPERTY MORTGAGES
Plainville, CT (TIF)										7,300	7,300
Bayonet Point, FL				5,327							5,327
Tupelo, MS	569	806	806	806	806	8,406					12,200
Jacksonville, FL	326	463	463	463	463	4,823					7,000
Denver, CO (Univ Hills)	1,960	2,614	2,614	2,614	2,614	2,614	2,614	2,614	2,614	6,841	29,711
Henderson, TN	801	1,068	1,068	1,068	1,068	1,068	1,068	1,068	1,068	563	9,911
Brown Deer, WI	333	475	513	554	599	647	460				3,581
Allentown, PA	1,424	1,899	1,899	1,899	1,899	1,899	1,899	1,899	1,899	3,038	19,654
Erie, PA	135	250	273	293	314	331	360	386	23,659		26,000
Erie, PA	15	28	31	33	36	38	41	44	2,734		3,000
Boardman, OH	140	259	283	303	325	343	373	400	24,575		27,000
Solon, OH	788	1,117	1,117	1,117	1,117	11,644					16,900
St. Louis, MO (Sunset)	181	335	366	392	421	444	483	518	31,860		35,000
St. Louis, MO (Brentwood)	135	250	273	293	314	331	360	386	23,659		26,000
Denver, CO (Centennial)	203	374	408	438	469	496	539	578	35,495		39,000
Cedar Rapids, IA	261	287	315	346	380	417	458	503	552	7,096	10,615
St. Louis, MO (Olympic)	279	306	335	367	2,827						4,114
St. Louis, MO (Gravois)	243	282	310	355	389	292	115	125	136	72	2,319
St. Louis, MO (Keller)	223	243	265	289	315	343	374	33			2,085
St. Louis, MO (Home Quarters)	148	162	177	193	211	230	252	275	300	1,109	3,058
N. Charleston, SC	564	800	800	800	800	8,337					12,100
Sault St Marie, MI	838	911	990	1,079	418						4,236
Walker, MI	415	588	588	588	588	6,132					8,900
Detroit, MI	2,855	2,800	2,911								8,566
Mt. Pleasant, SC	382	542	542	542	542	5,650					8,200
Merridian, ID	1,190	1,751	1,751	1,751	1,751	18,304					26,500
Logan, UT	57	63	68	74	81	89	97	105	115	61	811
Riverdale, UT (North)	217	238	261	287	315	345	379	415	456	6,523	9,435
Salt Lake City, UT	428	207									635
Birmingham, AL	1,338	1,897	1,897	1,897	1,897	19,775					28,700
Wilmington, NC	1,026	1,454	1,454	1,454	1,454	15,158					22,000
Berlin, VT					4,940						4,940
Brainerd, MN ( K-Mart)	135	140	75								350
Spring Hill, FL	140	154	170	187	206	227	251	276	304	3,690	5,607
West Pasco, FL										4,784	4,784
Princeton, NJ	303	323	358	389	423	454	499	543	590	22,801	26,684
Hoover, AL (Riverchase)	96	108	116	122	129	136	145	153	162	7,034	8,200
Leawood, KS	645	1,045	1,117	1,201	1,292	1,390	46,435				53,124
Durham, NC	350	496	496	496	496	5,168					7,500

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2003 (con’t)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total

Bellefontaine, OH	114	123	133	143	154	166	179	193	208	1,307	2,718
Dublin, OH	229	248	270	9,185							9,933
Pickerington, OH	186	202	219	4,079							4,686
Dallas, TX (Carpenter)	423	455	489	525	565	26,406					28,863
Silver Springs, MD (Tech 29-1)	136	145	158	170	183	196	6,173				7,161
Silver Springs, MD (Tech 29-2)	77	85	93	3,376							3,631
Silver Springs, MD (Tech 29-3)	443	443	443	2,482							3,810
Princeton, NJ (Nassau Pav)										24,999	24,999
Independence, MO				27,500							27,500
N. Canton, OH						15,185					15,185
San Antonio, TX				27,700							27,700
Fort Worth, TX; Lewisville, TX;		54,800									54,800
Wichita, KS; Columbia, SC
Payments Made Through 09/30/03	-8,362										-8,362

Total — Property Mortgages	12,393	81,234	26,913	103,180	30,799	157,484	63,551	10,513	150,385	97,218	733,671

CONSTRUCTION LOANS
$34.4 Million Construction Loan			24,323								24,323
(National City Bank) Aurora, CO		7,741									7,741
St. John, MO		4,444									4,444
Mesquite, TX		15,239									15,239
Hamilton, NJ			45,037								45,037

Total — Construction Loans	0	27,424	69,360	0	0	0	0	0	0	0	96,784

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2003 (con’t)

	2003	2004	2005		2006	2007	2008	2009	2010	2011
	Payments	Payments	Payments		Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total

DEBT OFFERINGS
Senior Notes		65,000	1,000			107,656	99,889		299,540		100,000	673,085
Unsecured Notes		75,000				85,000						160,000

Total — Debt Offerings	0	140,000	1,000		0	192,656	99,889	0	299,540	0	100,000	833,085
Total — Property Mortgages,	12,393	248,658	97,273		103,180	223,455	257,373	63,551	310,053	150,385	197,218	1,663,540
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit			130,000	(1)								130,000
(Bank One) $300 Million Unsecured Credit		300,000 (2)										300,000
(Bank of America) $30 Million Revolving Credit			18,500	(3)								18,500
(National City Bank)

Total — Debt	12,393	548,658	245,773		103,180	223,455	257,373	63,551	310,053	150,385	197,218	2,112,039

Notes:

(1)	Balance at September 30, 2003 on $650 million revolving credit facility.

(2)	Balance at September 30, 2003 on $300 million revolving credit facility.

(3)	Balance at September 30, 2003 on $30 million revolving credit facility.

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2003

	RVIP III B			Community Centers	Community Centers	Community Centers
	Deer Park, IL	RVIP VII	Community Centers	Four	Five	Six (7)

Real Estate Assets	$66.1	$266.0	$338.0	$42.3	$249.7	$0.0
Accumulated Depreciation	(4.7)	(15.0)	(49.1)	(5.6)	(26.7)	0.0

Real Estate, net	61.4	251.0	288.9	36.7	223.0	0.0

Receivables, Net	0.7	4.8	14.7	1.5	7.2	0.0
Other assets	1.2	15.5	16.0	2.1	6.4	0.0

	$63.3	$271.3	$319.6	$40.3	$236.6	$0.0

Mortgage Debt	$47.9	$121.8	$260.3	$30.0	$156.0	$0.0
Amounts payable to DDRC	0.0	0.0	7.5	0.0	0.0	0.0
Other liabilities	(0.1)	23.0	4.1	0.1	4.5	0.0

	47.8	144.8	271.9	30.1	160.5	0.0
Accumulated equity (deficit)	15.5	126.5	47.7	10.2	76.1	0.0

	$63.3	$271.3	$319.6	$40.3	$236.6	$0.0

Proportionate share of other assets/liabilities, net	$0.2	($0.5)	$5.3	$2.3	$4.5	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$6.0	$0.0	$0.0	$0.0

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Community Centers	Community Centers			Lennox Town
	Seven	Eight	Merriam	Kildeer, IL	Center (2)

Real Estate Assets	$15.6	$26.7	$49.1	$28.0	$21.2
Accumulated Depreciation	(0.9)	(1.7)	(4.8)	(0.9)	(3.1)

Real Estate, net	14.7	25.0	44.3	27.1	18.1

Receivables, Net	0.4	1.1	2.2	0.5	1.4
Other assets	0.2	0.6	2.3	0.6	1.1

	$15.3	$26.7	$48.8	$28.2	$20.6

Mortgage Debt	$9.9	$17.8	$39.1	$19.5	$19.2
Amounts payable to DDRC	0.0	0.0	0.1	0.0	0.0
Other liabilities	0.4	0.6	1.1	0.4	0.7

	10.3	18.4	40.3	19.9	19.9
Accumulated equity (deficit)	5.0	8.3	8.5	8.3	0.7

	$15.3	$26.7	$48.8	$28.2	$20.6

Proportionate share of other assets/liabilities, net	$0.1	$0.5	$1.7	$0.1	$0.9

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended September 30, 2003

	RVIP III B		Community	Community Centers	Community Centers	Community Centers
	Deer Park, IL	RVIP VII	Centers	Four	Five	Six (7)

Revenues from operations	$7.7	$23.2	$38.3	$4.3	$26.1	$0.0
Rental operation expenses	(2.6)	(8.2)	(10.9)	(1.5)	(8.2)	0.0

Net operating income	5.1	15.0	27.4	2.8	17.9	0.0
Depreciation and amortization expense	(1.3)	(4.1)	(6.0)	(0.7)	(4.8)	0.0
Interest expense	(2.1)	(6.7)	(12.8)	(0.9)	(8.0)	0.0

Income (loss) before gain on sale	1.7	4.2	8.6	1.2	5.1	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.1	0.1	0.0	0.0	0.2
Gain on sale of discontinued operations	0.0	12.5	35.6	0.0	0.0	5.0

Net income (loss)	$1.7	$16.8	$44.3	$1.2	$5.1	$5.2
DDR Ownership interest	***	***	20%	35%	50%	50%

	$0.4	$3.5	$8.9	$0.4	$2.5	$2.6
Amortization of basis differential	0.0	0.0	0.0	0.0	0.2	0.0

	$0.4	$3.5	$8.9	$0.4	$2.7	$2.6

Proportionate share of net operating income	$1.4	$3.3	$5.5	$1.0	$8.9	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$1.7	$16.8	$44.3	$1.2	$5.1	$5.2
Depreciation of real property	1.3	4.5	6.3	0.7	4.8	0.1
(Gain) loss on sale	0.0	(12.5)	(35.6)	0.0	0.0	(5.0)

	$3.0	$8.8	$15.0	$1.9	$9.9	$0.3
DDR ownership interest	***	***	20%	35%	50%	50%

DDR FFO	$0.8	$1.9	$3.0	$0.7	$5.0	$0.2

[Additional columns below]

[Continued from above table, first column(s) repeated]

Combining Statements of Operations
for the period ended September 30, 2003

	Community Centers	Community Centers			Lennox Town
	Seven	Eight	Merriam	Kildeer, IL	Center (2)

Revenues from operations	$1.6	$3.3	$4.9	$2.8	$3.4
Rental operation expenses	(0.5)	(1.2)	(1.3)	(0.8)	(0.9)

Net operating income	1.1	2.1	3.6	2.0	2.5
Depreciation and amortization expense	(0.2)	(0.4)	(0.9)	(0.3)	(0.3)
Interest expense	(0.6)	(1.1)	(1.3)	(0.7)	(1.2)

Income (loss) before gain on sale	0.3	0.6	1.4	1.0	1.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.3	$0.6	$1.4	$1.0	$1.0
DDR Ownership interest	50%	50%	50%	10%	50%

	$0.1	$0.3	$0.7	$0.1	$0.5
Amortization of basis differential	0.0	0.0	0.0	0.0	(0.1)

	$0.1	$0.3	$0.7	$0.1	$0.4

Proportionate share of net operating income	$0.5	$1.1	$1.8	$0.2	$1.3

Funds From Operations (“FFO”):
Net income (loss)	$0.3	$0.6	$1.4	$1.0	$1.0
Depreciation of real property	0.2	0.4	0.9	0.3	0.3
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0

	$0.5	$1.0	$2.3	$1.3	$1.3
DDR ownership interest	50%	50%	50%	10%	50%

DDR FFO	$0.2	$0.5	$1.1	$0.1	$0.7

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2003

	Sun Center	Dublin Village	Washington Park			Leawood, KS	Littleton,
	Limited (2)	(2)	(3)	Liberty Fair	DOTRS	(6)	CO

Real Estate Assets	$25.7	$29.7	$0.6	$31.9	$24.9	$0.0	$57.6
Accumulated Depreciation	(4.9)	(12.4)	0.0	(11.5)	(3.3)	0.0	(1.7)

Real Estate, net	20.8	17.3	0.6	20.4	21.6	0.0	55.9

Receivables, Net	0.9	0.5	0.0	0.4	1.1	0.0	0.0
Other assets	0.3	0.3	0.0	1.0	0.1	0.0	0.6

	$22.0	$18.1	$0.6	$21.8	$22.8	$0.0	$56.5

Mortgage Debt	$21.3	$18.8	$0.0	$20.1	$11.3	$0.0	$46.1
Amounts payable to DDRC	0.1	0.0	0.0	8.8	0.0	0.0	6.6
Other liabilities	0.5	1.3	0.1	0.3	0.4	0.0	1.6

	21.9	20.1	0.1	29.2	11.7	0.0	54.3
Accumulated equity (deficit)	0.1	(2.0)	0.5	(7.4)	11.1	0.0	2.2

	$22.0	$18.1	$0.6	$21.8	$22.8	$0.0	$56.5

Proportionate share of other assets/liabilities, net	$0.6	($0.4)	$0.0	$0.6	$0.4	$0.0	($0.5)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$4.4	$0.0	$0.0	$3.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Salisbury,	Coon Rapids,	Phoenix,	Pasadena,	Service
	MD	MN	AZ (2)	CA	Merchandise (4)

Real Estate Assets	$2.1	$41.2	$27.4	$113.5	$143.2
Accumulated Depreciation	(0.2)	(2.1)	(3.8)	(1.9)	(1.6)

Real Estate, net	1.9	39.1	23.6	111.6	141.6

Receivables, Net	0.2	0.7	0.4	2.2	5.8
Other assets	0.2	5.8	1.5	6.2	33.3

	$2.3	$45.6	$25.5	$120.0	$180.7

Mortgage Debt	$1.9	$42.0	$17.7	$85.0	$78.3
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.4
Other liabilities	0.1	0.7	0.8	2.8	64.3

	2.0	42.7	18.5	87.8	143.0
Accumulated equity (deficit)	0.3	2.9	7.0	32.2	37.7

	$2.3	$45.6	$25.5	$120.0	$180.7

Proportionate share of other assets/liabilities, net	$0.1	$1.5	$0.7	$1.4	($1.5)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended September 30, 2003
	Sun Center	Dublin Village	Washington Park			Leawood, KS	Littleton,
	Limited (2)	(2)	(3)	Liberty Fair	DOTRS	(6)	CO

Revenues from operations	$3.0	$1.8	$0.0	$2.6	$2.7	$2.5	$6.9
Rental operation expenses	(0.7)	(0.7)	0.0	(0.8)	(0.7)	(1.4)	(2.5)

Net operating income	2.3	1.1	0.0	1.8	2.0	1.1	4.4
Depreciation and amortization expense	(0.5)	(0.9)	0.0	(0.7)	(0.4)	(1.7)	(0.7)
Interest expense	(1.4)	(1.1)	0.0	(1.6)	(0.2)	(1.1)	(1.8)

Income (loss) before gain on sale	0.4	(0.9)	0.0	(0.5)	1.4	(1.7)	1.9
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.4	(0.9)	$0.0	(0.5)	1.4	(1.7)	1.9
DDR Ownership interest	79%	80%	50%	***	50%	50%	50%

	$0.3	($0.7)	$0.0	($0.5)	$0.7	($0.8)	$0.9
Amortization of basis differential	(0.1)	(0.2)	0.0	0.0	0.1	(0.1)	0.0

	$0.2	($0.9)	$0.0	($0.5)	$0.8	($0.9)	$0.9

Proportionate share of net operating income	$1.8	$0.9	$0.0	$1.8	$1.0	$0.6	$2.2

Funds From Operations (“FFO”):
Net income (loss)	$0.4	($0.9)	$0.0	($0.5)	$1.4	($1.7)	$1.9
Depreciation of real property	0.5	0.9	0.0	0.7	0.4	1.7	0.7
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.9	$0.0	$0.0	$0.2	$1.8	$0.0	$2.6
DDR ownership interest	79%	80%	50%	***	50%	50%	50%

DDR FFO	$0.7	$0.0	$0.0	$0.2	$0.9	$0.0	$1.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

Combining Statements of Operations
for the period ended September 30, 2003
	Salisbury,	Coon Rapids,	Phoenix,	Pasadena,	Service
	MD	MN	AZ (2)	CA	Merchandise (4)

Revenues from operations	$0.3	$5.2	$4.0	$11.9	$11.8
Rental operation expenses	(0.1)	(1.9)	(1.1)	(4.5)	(8.2)

Net operating income	0.2	3.3	2.9	7.4	3.6
Depreciation and amortization expense	0.0	(0.7)	(0.5)	(1.9)	(2.4)
Interest expense	(0.1)	(1.9)	(1.1)	(3.3)	(8.0)

Income (loss) before gain on sale	0.1	0.7	1.3	2.2	(6.8)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	3.6
Discontinued operations	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0

Net income (loss)	0.1	0.7	1.3	2.2	(3.2)
DDR Ownership interest	50%	25%	67%	25%	25%

	$0.0	$0.2	$0.9	$0.6	($0.8)
Amortization of basis differential	0.0	0.0	(0.3)	0.0	0.0

	$0.0	$0.2	$0.6	$0.6	($0.8)

Proportionate share of net operating income	$0.1	$0.8	$2.0	$1.8	$0.9

Funds From Operations (“FFO”):
Net income (loss)	$0.1	$0.7	$1.3	$2.2	($3.2)
Depreciation of real property	0.0	0.7	0.5	1.9	2.4
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0

	$0.1	$1.4	$1.8	$4.1	($0.8)
DDR ownership interest	50%	25%	67%	25%	25%

DDR FFO	$0.1	$0.4	$1.2	$1.0	($0.2)

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2003

	Jefferson County,	Round Rock,	Sansone Group /
	MO	TX - Land (3)	DDRC LLC	DD Dev Co (5)	Opelika, AL (3)	Jackson, MS (3)

Real Estate Assets	$5.2	$0.9	$0.7	$90.5	$0.5	$5.2
Accumulated Depreciation	(0.1)	0.0	0.0	(0.8)	0.0	0.0

Real Estate, net	5.1	0.9	0.7	89.7	0.5	5.2

Receivables, Net	0.0	0.4	1.1	7.7	0.0	0.0
Other assets	0.2	0.5	4.6	21.6	0.0	0.0

	$5.3	$1.8	$6.4	$119.0	$0.5	$5.2

Mortgage Debt	$2.3	$0.0	$0.0	$2.2	$0.0	$0.0
Amounts payable to DDRC	3.0	0.7	0.0	102.1	0.0	0.0
Other liabilities	0.1	0.0	0.7	10.4	0.0	0.1

	5.4	0.7	0.7	114.7	0.0	0.1
Accumulated equity (deficit)	(0.1)	1.1	5.7	4.3	0.5	5.1

	$5.3	$1.8	$6.4	$119.0	$0.5	$5.2

Proportionate share of other assets/liabilities, net	$0.0	$0.4	$1.1	$7.0	$0.0	$0.0

Disproportionate amount payable to DDR	$1.5	$0.4	$0.0	$0.0	$0.0	$0.0

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Coventry II DDR
	Monroe, LA (3)	Suwanee, GA (6)	DDR Markaz	Ward Parkway	Tech Ridge LLC	Total

Real Estate Assets	$1.7	$0.0	$169.7	$48.5	$28.7	$1,952.0
Accumulated Depreciation	0.0	0.0	(1.8)	(0.3)	0.0	(158.9)

Real Estate, net	1.7	0.0	167.9	48.2	28.7	1,793.1

Receivables, Net	0.0	0.0	1.1	0.1	0.1	57.3
Other assets	0.0	0.0	4.2	1.2	0.0	127.4

	$1.7	$0.0	$173.2	$49.5	$28.8	1,977.9

Mortgage Debt	$0.0	$0.0	$110.0	$31.5	$28.6	$1,238.4
Amounts payable to DDRC	0.0	0.0	0.2	0.0	0.0	129.6
Other liabilities	0.0	0.0	2.5	1.0	0.1	122.6

	0.0	0.0	112.7	32.5	28.7	1,490.6
Accumulated equity (deficit)	1.7	0.0	60.5	17.0	0.1	487.3

	$1.7	$0.0	$173.2	$49.5	$28.8	$1,977.9

Proportionate share of other assets/liabilities, net	$0.0	$0.0	$0.6	$0.1	$0.0	$27.2

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$15.6

Combining Statements of Operations
for the period ended September 30, 2003

	Jefferson County,	Round Rock,	Sansone Group /
	MO	TX - Land (3)	DDRC LLC	DD Dev Co (5)	Opelika, AL (3)	Jackson, MS (3)

Revenues from operations	$0.5	$0.0	$8.2	$3.1	$0.0	$0.0
Rental operation expenses	(0.2)	0.0	(6.6)	0.1	0.0	0.0

Net operating income	0.3	0.0	1.6	3.2	0.0	0.0
Depreciation and amortization expense	(0.1)	0.0	0.0	(0.4)	0.0	0.0
Interest expense	(0.2)	0.0	0.0	(0.5)	0.0	0.0

Income (loss) before gain on sale	0.0	0.0	1.6	2.3	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.6	0.0	(0.3)	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.2	0.0	0.0

Net income (loss)	0.0	0.6	1.6	2.2	0.0	0.0
DDR Ownership interest	50%	50%	***	*****	11%	50%

	$0.0	$0.3	$0.8	$2.2	$0.0	0.0
Amortization of basis differential	0.0	0.0	(0.4)	(0.1)	0.0	0.0

	$0.0	$0.3	$0.4	$2.1	$0.0	$0.0

Proportionate share of net operating income	$0.1	$0.0	$0.8	$3.0	$0.0	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$0.0	$0.6	$1.6	$2.2	$0.0	$0.0
Depreciation of real property	0.1	0.0	0.0	0.5	0.0	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.1	0.0	0.0

	$0.1	$0.6	$1.6	$2.8	$0.0	0.0
DDR ownership interest	50%	50%	***	*****	11%	50%

DDR FFO	$0.0	$0.3	$0.8	$2.5	$0.0	0.0

[Additional columns below]

[Continued from above table, first column(s) repeated]

Combining Statements of Operations
for the period ended September 30, 2003

				Coventry II DDR
	Monroe, LA (3)	Suwanee, GA (6)	DDR Markaz	Ward Parkway	Tech Ridge LLC	Total

Revenues from operations	$0.0	$0.2	$8.5	$1.7	$0.1	$190.8
Rental operation expenses	0.0	0.0	(2.4)	(0.7)	0.0	(68.5)

Net operating income	0.0	0.2	6.1	1.0	0.1	122.3
Depreciation and amortization expense	0.0	0.0	(1.8)	(0.4)	0.0	(32.2)
Interest expense	0.0	0.0	(1.8)	(0.2)	0.0	(59.8)

Income (loss) before gain on sale	0.0	0.2	2.5	0.4	0.1	30.3
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	3.9
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.4
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	53.3

Net income (loss)	0.0	0.2	2.5	0.4	0.1	$87.9
DDR Ownership interest	50%	49%	***	20%	20%

	0.0	$0.1	$0.5	$0.1	$0.0	$24.7
Amortization of basis differential	0.0	0.0	0.1	0.0	0.0	(0.9)

	0.0	$0.1	$0.6	$0.1	$0.0	$23.8

Proportionate share of net operating income	$0.0	$0.1	$1.5	$0.2	$0.0	$44.6

Funds From Operations (“FFO”):
Net income (loss)	$0.0	$0.2	$2.5	$0.4	$0.1	$87.9
Depreciation of real property	0.0	0.0	1.8	0.4	0.0	33.1
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	(53.1)

	0.0	$0.2	$4.3	$0.8	$0.1	$67.9
DDR ownership interest	50%	49%	***	20%	20%

DDR FFO	0.0	$0.1	$1.1	$0.2	$0.0	$24.8

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected at DD Development Co. Additionally, of the joint venture’s total related party interest expense for the nine months ended September 30, 2003, aggregating $3.6 million, $0.9 million, or approximately 25%, is reflected in revenues from operations at DD Development Co.

(5)	In the second quarter of 2003, The Company merged its interests in DD Development Co. (a C-Corp) and DD Development II. The Company owns a 95% economic interest in the combined venture. This entity holds various LLC interests in the following projects owned through the Prudential Retail Value Fund: three retail sites formerly occupied by Best Products acquired from Metropolitan Life, an equity investment in a portfolio of five retail properties in Kansas City, KS (balance sheet and income statement shown below) an equity investment in a 440,000 square foot redevelopment project in Long Beach, CA (balance sheet and income statement shown below) and a note receivable secured by certain real estate, which was received in settlement of advances made to DDR OliverMcMillan.

Combining Balance Sheets
as of September 30, 2003
(in millions)

	RVIP VI	RVIP III
	Kansas City	Long Beach	Total

Real Estate Assets	$31.3	$56.4	$87.7
Accumulated Depreciation	(2.7)	(0.9)	(3.6)

Real Estate, net	28.6	55.5	84.1

Receivables, Net	0.9	1.5	2.4
Other assets	1.8	0.9	2.7

	$31.3	$57.9	$89.2

Mortgage Debt	$18.7	$29.7	$48.4
Amounts payable to DDRC	0.0	0.0	0.0
Other liabilities	0.6	0.5	1.1

	19.3	30.2	49.5
Accumulated equity (deficit)	12.0	27.7	39.7

	$31.3	$57.9	$89.2

Combining Statements of Operations
for the period ended September 30, 2003
(in millions)

	RVIP VI	RVIP III
	Kansas City	Long Beach	Total

Revenues from operations	$3.4	$4.0	$7.4
Rental operation expenses	(1.6)	(1.7)	(3.3)

Net operating income	1.8	2.3	4.1
Depreciation and amortization expense	(0.6)	(0.7)	(1.3)
Interest expense	(1.2)	(0.5)	(1.7)

Income (loss) before gain on sale	0.0	1.1	1.1
Gain (loss) on sale of real estate	0.3	0.0	0.3
Discontinued operations	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0

Net income (loss)	$0.3	$1.1	$1.4

DDR Ownership interest	24.75%	24.75%
	$0.1	$0.3	$0.4

Funds From Operations (“FFO”):
(in millions)
Net income (loss)	$0.3	$1.1	$1.4
Depreciation of real property	0.6	0.7	1.3
Less gain on sale	0.0	0.0	0.0

	$0.9	$1.8	$2.7
DDR ownership interest	24.75%	24.75%

DDR FFO	$0.2	$0.4	$0.6

(6)	In the second quarter of 2003, the Company acquired the remaining interests in the joint venture. The Company consolidates the balance sheets and operations of the two entities from the date of acquisition forward.

(7)	Property sold in June 2003.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

*****	See footnote (5) discussing respective ownership percentage.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB/DDRC P&M Deer Park Town Center, LLC
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL
Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico’s

Partnership Structure
DDRC P&M Deer Park Town Center, LLC

Ownership Percentage:	50% — RVIP IIIB
50% — Poag & McEwen Lifestyle Centers, LLC (Development Partner)
(No equity contributions at this partnership level)

Cash Flow Distribution:	50% — RVIP IIIB
50% — Poag & McEwen Lifestyle Centers, LLC

RVIP IIIB

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	2%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	..4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$3.8
Prudential	11.3
Coventry	0.4

Total Capital	$15.5

Debt	$47.9

Total Debt & Equity	$63.4

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following eight properties:

Meridian Village — Bellingham, WA	Valley Central Shopping Center — Lancaster, CA
San Ysidro Village — San Ysidro, CA	Downtown Pleasant Hill — Pleasant Hill, CA
Olympiad Plaza — Mission Viejo, CA	Richmond City Center — Richmond, CA
Plaza at Puente Hills — City of Industry, CA	Puget Park Shopping Center — Everett, WA

Major Tenants:	Office Depot	Michael’s
	Home Depot	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	Toys “R” Us	Payless Drug
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.20%
Development Fee:	N/A
Asset Management Fee:	..63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet) 4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)
DDR	$25.6
PREI	99.9
Coventry	1.0

Total Capital	$126.5

Debt	$121.8

Total Debt & Equity	$248.3

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Community Centers, L.L.C. (One, Two, Three, Shoppers World and Community I)
Date Formed:	November, 1995
Property Name/Location:	The joint ventures consist of the following six properties:

Carillon Place — Naples, FL	Perimeter Pointe — Atlanta, GA
Town Center Prado — Marietta, GA	Woodfield Village Green — Schaumburg, IL
Shopper’s World — Framingham, MA	Fairfax Towne Center — Fairfax, VA

Major Tenants:	A.C. Moore	Expo Design Center	Publix
	Babies ‘R Us	General Cinema	Ross Dress for Less
	Barnes & Noble	Jordan Marsh/Federated	Safeway
	Bed Bath & Beyond	Kohl’s	Service Merchandise
	Best Buy	L.A. Fitness Sports Clubs	Sports Authority
	Bobs	Linens ‘N Things	St. Joseph’s Hospital
	Borders Books	Marshalls	Stein Mart
	Circuit City	Michael’s	TJ Maxx
	Container Store	Nordstrom Rack	Tower Records
	Costco (not owned)	Off 5th	Toys ‘R Us
	Crunch Fitness	Office Depot	United Artists Theatre
	DSW Shoe Warehouse	OfficeMax	Winn Dixie

Partnership Structure
Equity Contribution:	20% — DDR
80% — DRA Advisors

Cash Flow Distribution:	20% — DDR
80% — DRA Advisors

Promote:	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cummulative basis, an amount equal to the preferred return of 15%, (ii) 25% to DDR and 75% to DRA until DDR and DRA have been allocated, on a cumulative basis, an amount equal to a 20% return, (iii) 32% to DDR and 68% to DRA thereafter.

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$9.5
DRA Advisors	38.2

Total Capital	$47.7

Payable to DDR	$7.5

Debt	$260.3

Total Debt & Equity	$315.5

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Four, L.P.
Date Formed:	January, 1997
Property Name/Location:	La Plaza Del Norte — San Antonio, TX
Major Tenants:	Beall’s
Best Buy
DSW Shoe Warehouse
OfficeMax
Oshman’s Sporting Goods
Ross Stores

Partnership Structure
Equity Contribution:	35% — DDR
65% — DRA Advisors

Cash Flow Distribution:	35% — DDR
65% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income excluding recoveries
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$3.6
DRA Advisors	6.6

Total Capital	$10.2

Debt	$30.0

Total Debt & Equity	$40.2

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
Eagan Promenade — Eagan, MN	Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Oshman’s Sporting Goods
	Ashley Homestores	Haggan’s	Petco
	Babies ‘R Us	Kohl’s Department	Petsmart
	Barnes & Noble	Linens ‘N Things	Pier One
	Bassett Furniture	Mac Frugal’s	Ross Dress for Less
	Bed Bath & Beyond	Mervyn’s (not owned)	Staples
	Byerly’s	Michael’s	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys ‘R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
	Famous Footwear	Old Navy

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$38.06
DRA Advisors	38.06

Total Capital	$76.1

Debt	$156.0

Total Debt & Equity	$232.1

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) — Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$2.5
DRA Advisors	2.5

Total Capital	$5.0

Debt	$9.9

Total Debt & Equity	$14.9

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.14
DRA Advisors	$4.14

Total Capital	$8.3

Debt	$17.8

Total Debt & Equity	$26.1

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Merriam Town Center Ltd.
Date Formed:	October, 1996
Property Name/Location:	Merriam Town Center — Merriam, KS
Major Tenants:	Cinemark	OfficeMax
	Dick’s Sporting Goods	Petsmart
	Hen House	Home Depot (not owned)
Marshalls

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.25
DRA Advisors	4.25

Total Capital	$8.5

Debt	$39.1

Total Debt & Equity	$47.6

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer — Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% — DDR
90% — DRA Advisors

Cash Flow Distribution:	10% — DDR
90% — DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$0.8
DRA Advisors	7.5

Total Capital	$8.3

Debt	$19.5

Total Debt & Equity	$27.8

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$0.36
Casto Properties	0.36

Total Capital	$0.7

Debt	$19.2

Total Debt & Equity	$19.9

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH
Major Tenants:	Babies ‘R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$0.1
Casto Properties	$0.0

Total Capital	$0.1

Payable to DDR	$0.1

Debt	$21.3

Total Debt & Equity	$21.5

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center — Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% — DDR
19.988% — Casto Properties

Cash Flow Distribution:	80.012% — DDR
19.988% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$(1.6)
Casto Properties	(0.4)

Total Capital (1)	$(2.0)

Debt	$18.8

Total Debt & Equity	$16.8

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Liberty Fair Mall Associates
Date Formed:	January, 1993
Property Name/Location:	Liberty Fair Mall — Martinsville, VA
Major Tenants:	Belk/Leggetts	Kroger
	Goody’s	OfficeMax
	J.C. Penney	Sears

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Lester Group

Cash Flow Distribution:	50% — DDR
50% — The Lester Group

Fees to DDR
Management Fee:	3% major tenants/5% retail tenants
Development Fee:	N/A
Leasing Fees:	5% on new leases/3% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$(3.7)
The Lester Group	(3.7)

Total Capital (1)	$(7.4)

Payable to DDR	$8.8

Debt	$20.1

Total Debt & Equity	$21.5

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio
Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio
Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$5.53
The State Teachers Retirement Board	5.53

Total Capital	$11.1

Debt	$11.3

Total Debt & Equity	$22.4

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDR P&M Aspen Grove Lifestyle Center Properties LLC
Date Formed:	April 2001
Property Name/Location:	Littleton, CO
Major Tenants:	Ann Taylor	William Sonoma
	The Bombay Company	Coldwater Creek
	Chico’s	Eddie Bauer
	Casual Corner	Talbots
	GAP	Victoria’s Secret
	Banana Republic	Pottery Barn

Partnership Structure
Equity Contribution:	50% — DDR
50% — Poag & McEwen Lifestyle Center — Littleton LLC

Cash Flow Distribution:	50% — DDR
50% — Poag & McEwen Lifestyle Center — Littleton LLC

Fees to DDR
Management Fee:	3.5%
Financing Fee:	1% of construction loan balance
Development Fee:	1% of hard costs and architectural & engineering
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$1.1
Poag & McEwen	1.1

Total Capital	$2.2

Payable to DDR	$6.6

Debt	$46.1

Total Debt & Equity	$54.9

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Famous Footwear
Dress Barn

Partnership Structure
Ownership Percentage:	50% — DDR
50% — PDK Commons Phase III L.C.

Cash Flow Distribution:	50% — DDR
50% — PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4%
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)
DDR	$0.15
PDK Salisbury LLC	0.15

Total Capital	$0.3

Payable to DDR	$0.0

Debt	$1.9

Total Debt & Equity	$2.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DLA Ventures LLC
Date Formed:	September 1999
Property Name/Location:	Coon Rapids, MN (Phase I — Outer Ring)
Major Tenants:	Costco (not owned)
Sears
Kohl’s
JoAnn Etc.
Linens ‘N Things
Best Buy
Old Navy
Sportman’s Warehouse

Partnership Structure
Equity Contribution:	75% — Lubert-Adler Real Estate Fund (DLA)
25% — DDR

Cash Flow Distribution:	75% — Lubert-Adler Real Estate Fund
25% — DDR

Promote:	47.5% to DDR once the partners have received a 14% preferred return (compounded quarterly) on cumulative capital contributions

Fees to DDR
Management Fee:	4%
Development Fee:	$1,699,336 (40% at 09/30/99 and remainder payable ratably)
Leasing Fees:	N/A

Capital Structure (in millions)
DLA	$2.2
DDR	0.7

Total Capital	$2.9

Debt	$42.0

Total Debt & Equity	$44.9

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)
DDR	$4.7
Churchill Family Trust	2.3

Total Capital	$7.0

Debt	$17.7

Total Debt & Equity	$24.7

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado — Pasadena, CA
Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% — DDR
75% — Lehman Brothers

Cash Flow Distribution:	25% — DDR
75% — Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$8.1
Lehman Brothers	24.1

Total Capital	$32.2

Debt	$85.0

Total Debt & Equity	$117.2

Developers Diversified Realty
Quarterly Financial Supplement

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 63 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc.. The Joint Venture also owns designation rights to 12 assets for which it has not obtained final title through the bankruptcy court. These assets are in the process of being designated to the Joint Venture. In total, these properties are located in 27 states across the United States.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	..75% of gross sales price for all sales to retail purchasers
..25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)
DDR	$20.2
Klaff	10.1
Lubert-Adler	50.7
Random Properties Acquisition Corp. I	1.2

Total Capital	$82.2	(1)

Payable to DDR	$0.4

Existing Debt	$78.3

Debt to be Assumed	$5.7	(2)

Total Debt & Equity	$166.6

(1)	Total capital includes member equity loans to the joint venture of $44.5 million as of September 30, 2003. Note that an agreement was finalized during the third quarter which restated member loans as 66.7% of total member contributions from 90%.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final 12 undesignated properties.

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.50%
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)
DDRC	$(0.05)
The Sansone Group	(0.05)

Total Capital (1)	$(0.1)

Payable to DDR	$3.0

Debt	$2.3

Total Debt & Equity	$5.2

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplemental

For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza — Richmond, CA	Highland Grove Shopping Center- Highland, IN
	Derby Square — Grove City, OH	Springfield Commons Shopping Center — Toledo, OH
	Oviedo Park — Oviedo, FL	Apple Blossom Corners — Winchester, VA
North Pointe Plaza — Tampa, FL

Major Tenants:	Babies R Us (not owned)	Lowe’s (not owned)
	Barnes & Noble	Marshalls
	Bed Bath & Beyond	Martin’s Food Store
	Big Bear	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ‘N Things	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$12.1
Markaz	48.4

Total Capital	$60.5

Payable to DDR	$0.2

Debt	$110.0

Total Debt & Equity	$170.7

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick’s
Steinmart

Partnership Structure

Equity Contribution:	80% — Coventry II
20% — DDR

Cash Flow Distribution:	80% — Coventry II
20% — DDR

Fees to DDR

Management Fee:	3% of gross income for stabilized property (95% leased)
4% of gross income for unstabilized property
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% on new leases on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet; renewals)
2.25% on new leases on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet; renewals)
1.75% on new leases on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet; renewals)
$2 per square foot (spaces > 20,000 square feet; renewals)

Capital Structure (in millions)

Coventry II	$13.6
DDR	3.4

Total Capital	$17.0

Debt	$31.5

Total Debt & Equity	$48.5

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2003

Joint Venture Investment Summary

Joint Venture Name:	RVIP VIII/DDR DB TECH VENTURES LP
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE — Austin, TX
Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Ultimate Electronics
	PetsMart	Office Depot
Ross Dress for Less

Partnership Structure

DDR DB Tech Ventures LP
Ownership Percentage:	50% — RVIP VIII
50% — David Berndt Interests, Inc. (Development Partner)
(No equity contributions at this partnership level)
Cash Flow Distribution:	50% — RVIP VIII
50% — David Berndt Interests, Inc. (Development Partner)
RVIP VIII
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity
Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return
and return of equity

Fees to DDR

Management Fee:	4% of Gross Revenues
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 — 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 — 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)

DDRC	$0.0
Prudential	0.1
Coventry	0.0

Total Capital	$0.1

Debt	$28.6

Total Debt & Equity	$28.7

*	Fees shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Nine Month Period Ended September 30, 2003

	Nine
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,		December 31,		December 31,
	2003		2002		2001		2000		1999

Acquisitions/Transfers	$398.5		$53.0		$213.1		$91.2	(6)	$96.5	(8)
Completed Expansions	9.7		9.0		2.3		6.2		3.3
Developments & Construction in Progress	91.5		48.6		103.7		114.7		169.0
Tenant Improvements & Building Renovations (1)	0.5		1.6		4.9		1.9		1.5
Other Real Estate Investments	0.0		161.8	(3)	0.0		0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		(135.0	)(5)	(2.2)		42.2

	$500.2		$274.0		$189.0		$211.8		$312.5
Less: Real Estate Sales and Dispositions	($252.8	)(2)	($361.4	)(4)	($16.9)		($115.9	)(7)	($26.5	)(9)

Joint Venture Totals (Millions)	$247.4		($87.4)		$172.1		$95.9		$286.0

(1)	The Company estimates recurring capital expenditures, including tenant improvements, of $.8 million associated with its joint venture portfolio during 2003.

(2)	In addition to the sales listed in the disposition section, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases.

(3)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(4)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(5)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(6)	Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(7)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(8)	Includes a transfer of $20.4 million from DDR relating to the development project in Coon Rapids, MN and the transfer of the 13 remaining Best Products sites from the Retail Value Fund, which had an aggregate cost basis of $43.9 million at December 31, 1999.

(9)	Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

Summary of Joint Venture Capital Transactions  5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Joint Venture Acquisitions
for the Nine Month Period Ended September 30, 2003

				DDR's	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner

Phoenix, AZ	296,153	$27.4	1/2/2003	67.00%	Church Family Trust
Pasadena, CA	556,163	$113.6	1/16/2003	25.00%	Lehman Brothers
Suwanee, GA (1)	306,206	$32.0	3/13/2003	49.00%	Hendon Properties
JDN Realty Corporation (2)	—	$7.4	3/13/2003	Various	Various
DDR Markaz LLC	1,444,251	$169.7	5/9/2003	20.00%	Markaz
Kansas City, MO	712,015	$48.4	6/11/2003	20.00%	Coventry II

Total	3,314,788	$398.5

(1)	This joint venture interest was acquired as part of the JDN acquisition and transferred to DDR April 2003.

(2)	Included in the JDN acquisition was the interest in three joint ventures that own vacant parcels of land held for development or sale.

Joint Venture Dispositions
for the Nine Month Period Ended September 30, 2003

		Gross Sale		DDR's	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner

San Diego, CA	440,228	$95.0	3/27/2003	20.00%	DRA Advisors
Kansas City, MO	15,205	$2.6	4/23/2003	24.75%	Prudential & Coventry Real Estate Partners
St. Louis, MO	211,045	$22.0	6/19/2003	50.00%	DRA Advisors
Fullerton, CA	109,358	$15.0	8/11/2003	20.00%	Prudential & Coventry Real Estate Partners
Cameron Park, CA	103,414	$19.3	9/2/2003	20.00%	Prudential & Coventry Real Estate Partners
Service Merchandise locations	973,666	$42.6	Various	25.00%	Various

Total	1,852,916	$196.5

Joint Venture Acquisition and Dispositions  5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Joint Venture Expansion and Redevelopment Projects
for the Nine Month Period Ended September 30, 2003

	DDR's	Joint
	Ownership	Venture
Projects Completed	Percentage	Partner	Description

San Ysidro, CA	20%	Prudential Real Estate Investors	Relocation of several small shop tenants in the shopping center to accommodate a 30,000 sf Ross Dress for Less and a 31,050 sf Marshall’s (opened 9/03).
Shawnee, KS	23.51%	Prudential Real Estate Investors	Relocated tenant to accommodate a 25,000 sf expansion creating a 65,000 sf Price Chopper (opened 5/03).
N. Olmsted, OH	79.57%	Hendon Properties	Expansion of existing center to create an additional 16,607 sf of small retail shops, including a Dollar Tree (opened 9/02), and the addition of a 4,500 sf outparcel for the Vitamin Shoppe (11/02).

Total Cost (Millions)	$9.7

Projects in Progress	Percentage

Deer Park, IL	24.75%	Poag & McEwen/Prudential Real Estate Investors	Expansion of the existing center to create a 50,000 sf Century Theater (scheduled to open 2nd Quarter of 2004) and to create an additional 23,800 sf of small retail specialty shops and two outparcels.

Total Cost (Millions)	$13.9

Projects to Commence	Percentage

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate several mid-size anchors and other retail tenants to be announced.

Joint Venture Expansions and Redevelopment  5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Joint Venture Development Projects
for the Nine Month Period Ended September 30, 2003

					DDR's
		DDR's	Joint	Total	Proportionate	Substantial
	Total	Ownership	Venture	Cost	Cost	Completion
Projects Substantially Completed	GLA	Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants

Long Beach, CA (CityPlace) (Phase I & II)	437,840	24.75%	RVIP	$57.1	$14.1	2002 (Phase I)	Phase I: Wal*Mart, Nordstrom Rack, Ross Dress for Less, Albertson’s, Anna’s Linens and Sav-On.

						2nd Half 2003 (Phase II)	Phase II: 71,000 square feet of additional small shop retail.
Austin, TX	496,604(1)	12.38%	David Berndt	$31.0	$3.8	2nd Half 2003	Target, Toys ‘R Us,
			Interests/RVIP				Hobby Lobby, Ultimate Electronics, Ross Dress for Less, Linens ‘N Things, PetsMart, Payless Shoe Source, Dress Barn
Projects in Progress
Jefferson County (St. Louis), MO	330,051(1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty
Joint Venture Development Totals	1,264,495			$97.8	$22.8

(1)	Includes square footage which will not be Company owned.

Joint Venture Developments  5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Joint Venture Development
Assets Placed in Service as of September 30, 2003

	Assets Placed	DDR's Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)

As of December 31, 2002	$38.3	$10.1
1st Quarter 2003	$1.9	$0.5
2nd Quarter 2003	$4.0	$1.5
3rd Quarter 2003	$24.1	$3.2
4th Quarter 2003	$10.1	$1.8
During 2004 and Thereafter	$19.4	$5.7

Total	$97.8	$22.8

Joint Venture Development
Funding Schedule as of September 30, 2003

	DDR's	JV Partners'	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)

Funded as of September 30, 2003	$9.9	$19.8	$60.6	$90.3
Projected Net Funding During 2003	0.3	0.5	0.9	1.7
Projected Net Funding Thereafter	1.5	0.0	4.3	5.8

Total	$11.7	$20.3	$65.8	$97.8

Joint Venture Development Delivery and Funding Schedules  5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Joint Venture Debt
as of September 30, 2003

		Mortgage
Property/Entity		Balance (000's)		Maturity Date	Interest Rate

RVIP III Long Beach, CA	V	29,695		01/04	Libor + 170
RVIP III B Deer Park, IL	V	40,000		07/04	Libor + 175
	V	7,864		07/04	Libor + 175
RVIP VI Kansas City, MO		18,705	(1)
RVIP VII	F	90,374	(2)
	V	31,451	(2)
RVIP VIII	V	28,613		01/06	Libor + 175
Community Centers	F	119,000	(3)	02/05	6.00
	F	17,300	(3)	02/05	5.95
	V	16,000	(3)	02/05	Libor + 250
	V	4,000	(3)	02/05	Libor + 250
	V	66,655	(3)	03/04	Libor + 150
	V	14,029	(3)	03/04	Libor + 400
	V	23,382	(3)	03/04	Libor + 700
DDRA Community Centers Four San Antonio, TX	V	30,000		10/05	Libor + 210
DDRA Community Centers Five	F	156,000	(4)	10/05	6.64
DDRA Community Centers Seven Ahwatukee, AZ (Phase IV)	F	9,946		01/05	8.07
DDRA Community Centers Eight Deer Valley, AZ	F	17,773		09/10	8.01
Merriam Town Center Merriam, KS	V	30,000		06/05	Libor +205
Tax Incremental Financing Obligation	F	9,075		02/16	6.90
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited Columbus, OH	F	19,152		07/22	8.11
Sun Center Limited Columbus, OH	F	5,876		05/07	8.29
	F	15,402		04/11	8.48
Continental Sawmill Ltd. Columbus, OH	F	18,779		05/06	7.55
Liberty Fair Mall Associates Martinsville,VA	F	20,086		12/09	8.46
DOTRS LLC Macedonia, OH	V	11,266		09/06	Libor +100

Summary of Joint Venture Debt  5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Joint Venture Debt
as of September 30, 2003 (continued)

		Mortgage
Property/Entity		Balance (000's)		Maturity Date	Interest Rate

DDR P&M Aspen Grove Littleton, CO	V	46,050		11/03	Libor + 185
DDRC PDK Salisbury Phase III LLC Salisbury, MD	F	1,861		04/06	7.61
DLA Ventures, LP CRRV Perimeter One & Two	V	42,000		02/06	6.625
KLA/SM LLC	V	78,325		07/04	Libor + 350
Jefferson County Plaza, LLC Arnold, MO	V	2,288		05/05	Libor + 175
Paradise Village Gateway Phoenix, AZ	F	17,696		05/07	7.78
Paseo Colorado Holdings Pasadena, CA	F	55,000		02/06	5.78
	V	30,000		02/06	4.45
DDR Markaz	F	110,000	(5)	06/08	4.129
DDR Ward Parkway	V	31,500	(5)	08/06	Libor + 240
RVIP I Best Products	V	2,254		08/04	Libor + 175

		$1,286,898

Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.625% and maturity dates ranging from September, 2005 to November, 2007.

(2)	Encumbers eight shopping center properties located in California and Washington with mortgage interest rates ranging from 6.60% to 9.50% and maturity dates ranging from March, 2004 to March, 2022.

(3)	Encumbers six shopping center properties as follows:

Atlanta, GA	Framingham, MA
Marietta, GA	Fairfax, VA
Schaumburg, IL	Naples, FL

(4)	Encumbers six shopping center properties as follows:

Ahwatukee, AZ	Maple Grove, MN
Phoenix, AZ	Portland, OR
Eagan, MN	Fort Worth, TX

(5)	Encumbers seven shopping center properties as follows:

Oviedo, FL Richmond, CA	Tampa, FL Highland, IN
Toledo, OH	Winchester, VA
Grove City, OH

Summary of Joint Venture Debt  5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Pro Rata Joint Venture Debt
as of September 30, 2003

	DDR's	DDR's
	Pro Rata	Pro Rata
Joint Venture	Interest	Debt (000's)

RVIP III Long Beach	23.5125%	6,982
RVIP III B	12.3750%	5,923
RVIP VI	23.5125%	4,398
RVIP VII	20.0000%	24,365
RVIP VIII	12.3750%	3,541
Community Centers	20.0000%	52,073
DDRA Comm Ctr Four	35.0000%	10,500
DDRA Comm Ctr Five	50.0000%	78,000
DDRA Comm Ctr Seven	50.0000%	4,973
DDRA Comm Ctr Eight	50.0000%	8,887
Merriam Town Center	50.0000%	19,538
DDRA Kildeer, LLC	10.0000%	1,950
Lennox Town Center	50.0000%	9,576
Sun Center	79.4500%	16,905
Continental Sawmill	80.0120%	15,025
Liberty Fair	50.0000%	10,043
DOTRS LLC	50.0000%	5,633
DDR P&M Aspen Grove	50.0000%	23,025
DDRC PDK Salisbury	50.0000%	931
CRRV Perimeter One & Two	25.0000%	10,500
KLA/SM LLC	24.6390%	19,299
Jefferson County Plaza	50.0000%	1,144
Paradise Village Gateway	67.0000%	11,856
Paseo Colorado Holdings	25.0000%	21,250
DDR Markaz	20.0000%	22,000
DDR Ward Parkway	20.0000%	6,300
RVIP I	79.5700%	1,793

Total		$396,410

Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Summary of Joint Venture Mortgage Principal Payments
as of September 30, 2003
(000’s)

JOINT VENTURE	2003 Payments	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments

RVIP III (Long Beach, CA)		29,695
RVIP III B (Deer Park)		47,864
RVIP VI (Kansas City)			0		18,705
RVIP VII	1,463	56,642	1,749	1,898	8,762	1,916
RVIP VIII				28,613
Community Centers	1,510	103,632	156,300
DDRA Community Centers Four			30,000
DDRA Community Centers Five			156,000
DDRA Community Centers Seven	75	89	9,836
DDRA Community Centers Eight	157	166	184	200	217	231
Merriam Town Center			30,000
Merriam TIF
DDRA Kildeer, LLC (Kildeer, IL)					19,500
Lennox Town Center Limited	424	459	498	540	585	635
Sun Center Limited Principal Mutual Life Ins Co	373	406	442	480	523	569
W. Lyman Case & Co	144	156	170	184	5,328
Continental Sawmill Ltd.	860	927	1,000	16,413
Liberty Fair Mall Associates	172	182	203	221	241	258
DOTRS LLC National City Bank	414	428	453	10,252
DDR P&M Aspen Grove (Littleton)	46,050
DDRC PDK Salisbury Phase III				1,861
CRRV Perimeter One & Two				42,000
KLA/SM LLC		78,325
Jefferson County Plaza LLC			2,288
Paradise Village Gateway	234	276	298	323	16,693
Paseo Colorado Holdings				85,000
DDR Markaz
DDR Ward Parkway				31,500
RVIP I (Best Products)		2,254
Payments through 9/30/03	-3,996

Total — Debt	47,880	321,501	389,421	219,486	70,553	3,609

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURE	2009 Payments	2010 Payments	2011 Payments	Thereafter	Total

RVIP III (Long Beach, CA)					29,695
RVIP III B (Deer Park)					47,864
RVIP VI (Kansas City)					18,705
RVIP VII	2,092	2,272	2,468	43,658	122,921
RVIP VIII					28,613
Community Centers					261,442
DDRA Community Centers Four					30,000
DDRA Community Centers Five					156,000
DDRA Community Centers Seven					10,000
DDRA Community Centers Eight	255	16,479			17,889
Merriam Town Center					30,000
Merriam TIF				9,075	9,075
DDRA Kildeer, LLC (Kildeer, IL)					19,500
Lennox Town Center Limited	688	746	809	14,084	19,466
Sun Center Limited Principal Mutual Life Ins Co	619	674	11,594		15,679
W. Lyman Case & Co					5,982
Continental Sawmill Ltd.					19,201
Liberty Fair Mall Associates	18,936				20,213
DOTRS LLC National City Bank					11,547
DDR P&M Aspen Grove (Littleton)					46,050
DDRC PDK Salisbury Phase III					1,861
CRRV Perimeter One & Two					42,000
KLA/SM LLC					78,325
Jefferson County Plaza LLC					2,288
Paradise Village Gateway					17,824
Paseo Colorado Holdings					85,000
DDR Markaz				110,000	110,000
DDR Ward Parkway					31,500
RVIP I (Best Products)					2,254
Payments through 9/30/03					-3,996

Total — Debt	22,590	20,171	14,870	176,817	1,286,898

Run Date: 10/15/2003
Time: 9:30:44AM Page 1 of 21
Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

	Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994	1994	100.00%	421,893	$3,823,911	$9.17	98.9%	WINN DIXIE STORES #417(2014), RHODES#3029/MARKS FITZGERALD(2004), GOODY’S #165(2004), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION-4(2005), ROSS STORES, INC.(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989	1995	100.00%	301,074	$1,775,686	$7.93	74.3%	OFFICE DEPOT #43(2004), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	100.00%	98,016	$1,218,962	$14.68	84.7%	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	DECATUR, AL	SOUTHLAND PLAZA 2019 US HWY. 31 SOUTH	35601	SC	1996	2003	100.00%	122,956	$720,916	$6.32	92.7%	Food World #233(2021)

5	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979	2003	100.00%	85,340	$126,942	$5.87	25.4%	FOOD WORLD(NOT OWNED)

6	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	306,224	$1,723,037	$5.79	97.2%	Lowe’s (Dark) #0398(2012), Winn-Dixie #409(2013), Wal-Mart (Dark) #355(2013), Goody’s 20921 - #121(2010)

7	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	$421,596	$10.39	100.0%	Goody’s #55(2011), WAL-MART(NOT OWNED)

	Arizona

8	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996	1997	50.00%	647,904	$9,306,637	$14.71	97.6%	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012), JOANN, ETC. #1917(2010), BEST BUY #177(2014)

9	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS	85028	SC	1997	2003	67.00%	223,243	$3,574,579	$16.61	96.4%	BED BATH & BEYOND(2011), ROSS(2007), PETSMART(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

10	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00%	197,009	$2,818,994	$14.31	100.0%	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAELS #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

11	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,430	$4,027,986	$11.96	97.2%	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)

	Arkansas

12	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997	1997	100.00%	262,827	$2,899,114	$11.03	100.0%	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #6169(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM Page 2 of 21
Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

13	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2001	2003	100.00%	39,249	$518,140	$13.20	100.0%	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

14	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991	1994	100.00%	270,878	$1,611,117	$6.39	93.1%	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), SPORTS AUTHORITY(2013)

15	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	272,245	$1,741,760	$6.53	97.9%	WAL-MART STORES #58(2011), STAGE #301(2005), J.C. PENNEY #351(2012)

	California

16	CITY OF INDUSTRY, CA	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.00%	518,938	$6,277,245	$13.97	86.6%	MILLER’S OUTPOST/HUB DIST#334(2008), OFFICE DEPOT, INC.(2012), IKEA(2007), CIRCUIT CITY #3301(2009)

17	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00%	336,403	$3,654,805	$11.05	98.4%	WAL-MART #1563(2010), MOVIES 12/CINEMARK(2017), MICHAEL’S #3541(2005), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

18	LONG BEACH, CA	CITY PLACE 451 LONG BEACH BLVD	90802	SC	2002	1*	24.75%	242,852	$3,248,168	$13.38	100.0%	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), ALBERTSON’S(NOT OWNED)

19	MISSION VIEJO, CA	OLYMPIAD PLAZA 23002-23072 ALICIA PARKWAY	92691	SC	1989	2001	20.00%	45,600	$1,271,169	$28.34	98.4%

20	OCEANSIDE, CA	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1*	100.00%	80,450	$1,037,611	$15.39	83.8%	REGAL CINEMAS(2014)

21	PASADENA, CA	PASEO COLORADO EAST COLORADO BOULEVARD	91101	LC	2001	2003	25.00%	554,009	$11,752,165	$22.81	93.0%	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011)

22	PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL TRELAHY AND CRESCENT ROADS	94523	SC	1999	2001	20.00%	347,647	$6,126,259	$19.11	92.2%	ALBERTSON’S(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND(2010), ROSS STORES, INC(2010)

23	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1997	2002	20.00%	245,774	$3,673,252	$14.95	100.0%	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY#3374(2017), CENTURY THEATRE(2016)

24	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.00%	76,692	$1,035,511	$14.99	90.1%	FOOD 4 LESS/FOODSCO(2013)

25	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	$4,396,703	$35.53	100.0%	AMC VAN NESS 14 THEATRES(2018), CRUNCH FITNESS INT’L, INC.(2008)

26	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988	2000	20.00%	101,882	$823,782	$14.61	55.4%	K-MART(NOT OWNED)

	Colorado

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM Page 3 of 21
Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

27	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	2*	100.00%	19,875	$131,605	$8.35	79.3%	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

28	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2002	2003	100.00%	126,463	$2,110,930	$16.69	100.0%	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

29	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	174,780	$1,686,208	$12.37	78.0%	MADSTONE THEATRES(2007), The Gap, Inc.(2004)

30	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997	1997	100.00%	408,515	$6,180,781	$15.77	95.9%	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC.(2012), AMERICAN FURNITURE WARHOUSE(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

31	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	$3,984,989	$16.41	99.4%	Linens N Things #119(2013), Pier One Imports(2014), Officemax #416(2012), King Soopers/Krogers(2017)

32	LITTLETON, CO (DEV)	ASPEN GROVE 7301 SOUTH SANTAFE	80120	LC	2002	1*	50.00%	231,755	$6,382,640	$27.54	100.0%

33	PARKER, CO	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2001	2003	100.00%	75,956	$1,255,986	$16.54	100.0%	Office Depot #2165(2016), IHOP(2022), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

34	TRINIDAD, CO	TRINIDAD PLAZA HWY 239 @ 125 FRONTAGE ROAD	81082	SC	1986	2*	100.00%	63,836	$170,958	$5.11	52.4%	BIG “R”(NOT OWNED)

	Connecticut

35	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999	1*	100.00%	465,453	$4,199,112	$11.40	79.2%	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), A.C. MOORE(2014), OLD NAVY #6187(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), LOEW’S THEATRE(NOT OWNED)

36	WATERBURY, CT	KMART PLAZA 899 WOLCOTT STREET	06705	SC	1973	2*	100.00%	124,310	$417,500	$3.36	100.0%	K MART #3152(2003), JO-ANN STORES #0254(2010)

	Florida

37	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985	2*	100.00%	209,720	$1,337,097	$6.38	100.0%	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2014), T.J. MAXX #794(2010)

38	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972	2*	100.00%	161,900	$513,665	$3.23	98.4%	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

39	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	100.00%	148,267	$1,674,360	$11.29	100.0%	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix(2019), BABIES R US(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM Page 4 of 21
Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

40	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997	2003	100.00%	113,548	$1,408,390	$12.40	100.0%	Linens ‘N Things #496(2014), The Sports Authority #213(2018), LOWE’S(NOT OWNED)

41	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986	2*	100.00%	160,190	$880,092	$5.54	99.2%	BEALL’S #38 -4(2012), BEALL’S OUTLET(2006), SCOTTY’S #130(2008)

42	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	76,087	$912,573	$12.18	98.4%	TJMF, Inc.(2004), Marshalls of MA, Inc.(2005)

43	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	2*	100.00%	16,000	$131,000	$8.19	100.0%

44	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	29,827	$448,342	$15.66	96.0%	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

45	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	$1,311,274	$6.39	93.3%	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

46	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	2*	100.00%	63,894	$426,305	$7.07	94.4%	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

47	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	2*	100.00%	121,913	$152,953	$4.28	29.3%

48	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	20.00%	267,808	$2,950,039	$11.20	98.3%	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2005), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

49	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	101,438	$667,975	$7.05	93.4%	The Sports Authority(2012), Winn-Dixie #2284(2004)

50	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,045	$1,951,100	$8.36	99.8%	BEALL’S(2018), BEALL’S #60 -4(2004), PUBLIX SUPER MARKETS #446(2013)

51	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1*	20.00%	186,212	$1,908,262	$10.25	100.0%	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

52	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	$884,368	$16.88	100.0%	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

53	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988	1*	100.00%	17,150	$220,962	$12.88	100.0%

54	PENSACOLA, FL (MARKET)	PENSACOLA MARKETPLACE W. FAIRFIELD DRIVE	32505	SC	2000	2003	100.00%	55,795	$0	$0.00	0.0%

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Property List*	Run Date: 10/15/2003 Time: 9:30:44AM Page 5 of 21

			Zip	Type of	Year	Year	DDR	Owned	Total	Average	Percent	Anchor Tenants
Center/Property		Location	Code	Property	Developed	Acquired	OwnerShip	Gross	Annualized	Base Rent	Occupied	(Lease Expiration)
							Interest	Leasable	Base Rent
								Area

55	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD	34613	SC	1988	2*	100.00%	188,924	$1,493,252	$8.01	98.7%	BEALL’S #28(2006), ROSS DRESS FOR
												LESS(2014), WALMART(NOT OWNED)

56	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994	2003	100.00%	21,400	$153,362	$9.96	72.0%	WAL-MART(NOT OWNED)

57	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	2*	20.00%	104,460	$1,209,380	$11.82	97.9%	PUBLIX SUPER MARKETS #398(2010),
												WALMART(NOT OWNED)

58	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	2*	100.00%	134,366	$1,090,542	$8.31	97.7%	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE
												#1745(2010), WALMART(NOT OWNED)

59	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974	2*	100.00%	198,797	$1,381,951	$6.95	100.0%	K MART #3257-2(2009), BIG LOTS #564(2007),
												STAPLES #882 SUPERSTORE(2013)

60	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	2*	100.00%	135,421	$961,884	$7.42	95.7%	BEALL’S OUTLET#430(2013), PUBLIX SUPER
												MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

Georgia

61	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	$341,316	$14.22	100.0%	WAL MART(NOT OWNED)

62	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	$1,346,354	$14.38	94.5%	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

63	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995	1995	20.00%	343,155	$4,826,856	$14.77	95.3%	STEIN MART #092(2010), BABIES R US, #8892(2007), THE SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

64	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00%	127,853	$963,272	$7.80	96.6%	Staples #796(2014), Ingles # 96(2019)

65	CANTON, GA (RIVERPOINTE)	RIVER POINTE 1550-1558 RIVERSTONE PARKWAY	30114	SC	1996	2003	100.00%	39,000	$557,704	$14.30	100.0%	WALMART(NOT OWNED)

66	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00%	112,240	$845,188	$7.63	98.8%	Ross Dress For Less(2013), Ingles #76(2019)

67	CHAMBLEE, GA	CHAMBLEE PLAZA	30341	SC	1976	2003	100.00%	175,969	$1,207,293	$9.59	71.5%	Save Rite #1845(2006)
		PEACHTREE INDUSTRIAL BOULEVARD

68	COLUMBUS, GA	BRADLEY PARK CROSSING	31904	SC	1999	2003	100.00%	119,786	$1,286,041	$10.74	100.0%	Goody’s #296(2011), Petsmart #0294(2015),
		1591 BRADLEY PARK DRIVE COLUMB										Michael’s # 9929(2009), TARGET(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center	Property Listing 7.1
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property List*	Run Date: 10/15/2003 Time: 9:30:44AM Page 6 of 21

			Zip	Type of	Year	Year	DDR	Owned	Total	Average	Percent	Anchor Tenants
Center/Property		Location	Code	Property	Developed	Acquired	OwnerShip	Gross	Annualized	Base Rent	Occupied	(Lease Expiration)
							Interest	Leasable	Base Rent
								Area

69	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997	2003	100.00%	318,695	$3,601,810	$11.39	99.2%	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART (NOT OWNED)

70	CUMMING, GA (PINETREE)	PINETREE VILLAGE	30040	SC	1999	2003	100.00%	27,600	$491,003	$17.79	100.0%
		2350 ATLANTA HIGHWAY

71	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	128,506	$1,373,467	$10.69	100.0%	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

72	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00%	176,903	$465,700	$3.73	70.6%	Kmart #3083(2007)

73	GRIFFIN, GA	ELLIS CROSSING 649-687 NORTH EXPRESSWAY	30223	SC	1986	2003	100.00%	64,770	$312,984	$6.22	77.7%	Winn-Dixie (Dark) #1811(2006), WAL MART(NOT OWNED)

74	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	78,422	$450,065	$8.27	69.4%	Food Lion #890 (Dark)(2019)

75	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	100.00%	89,064	$935,257	$10.64	98.7%	Winn-Dixie (Save-Rite) #2735(2010)

76	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	1990	2003	100.00%	73,950	$689,547	$9.32	100.0%	Kroger #394(2012)

77	LITHONIA, GA	THE SHOPPES AT TURNER HILL	30038	SC	2001	2003	100.00%	70,775	$720,000	$10.17	100.0%	Best Buy #389(2018), Bed Bath & Beyond(2012), TOYS R US(NOT OWNED)

78	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	100.00%	91,196	$945,895	$10.65	97.4%	Kroger #443(2016)

79	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	106,100	$485,824	$4.63	98.9%	Ingles (Dark) #444(2010), Wal-Mart #1363(2009)

80	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995	1995	20.00%	301,754	$3,464,130	$12.25	93.7%	STEIN MART #141(2007), ROSS DRESS FOR LESS(2013), PUBLIX #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

81	MARIETTA, GA (GARRISON)	GARRISON RIDGE CROSSING 2650 DALLAS HIGHWAY	30064	SC	1997	2003	100.00%	18,200	$308,917	$16.97	100.0%	LOWES(NOT OWNED)

82	MCDONOUGH, GA	MCDONOUGH MARKETPLACE NE CORNER I75 & HIGHWAY 20	30253	SC	1999	2003	100.00%	10,900	$136,495	$12.52	100.0%	WALMART(NOT OWNED)

83	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	$1,265,908	$8.09	100.0%	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center	Property Listing 7.1
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property List*	Run Date: 10/15/2003 Time: 9:30:44AM Page 7 of 21

			Zip	Type of	Year	Year	DDR	Owned	Total	Average	Percent	Anchor Tenants
Center/Property		Location	Code	Property	Developed	Acquired	OwnerShip	Gross	Annualized	Base Rent	Occupied	(Lease Expiration)
							Interest	Leasable	Base Rent
								Area

84	PEACHTREE CITY, GA	PEACHTREE CITY MARKETPLACE	30269	SC	1999	2003	100.00%	50,367	$635,685	$12.98	97.2%	Staples(2015)
		MARKETPLACE CONNECTOR PEACHT

85	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	$441,318	$6.19	43.8%	Ingles (Dark) #1466(2009)

86	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	$42,000	$21.00	100.0%

87	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANE	30024	SC	2001	2003	100.00%	306,206	$2,811,458	$13.99	65.6%	Kohl’s #447(2022), Michael’s #1587(2011), Staples

88	SUWANEE, GA (NOBLE)	THE VILLAGE AT NOBLE FARMS	30024	SC	1997	2003	100.00%	43,393	$815,625	$18.80	100.0%
		1145 PEACHTREE INDUSTRIAL BOUL

89	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998	2003	100.00%	124,532	$937,542	$7.79	96.6%	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

90	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	$784,079	$8.20	95.6%	Ingles #407(2006), WAL MART(NOT OWNED)

91	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	$1,079,625	$10.59	94.4%	T.J. Maxx #032(2010), Staples(2016), LOWE’S (NOT OWNED), WAL MART(NOT OWNED)

92	WOODSTOCK, GA	WOODSTOCK PLACE	30188	SC	1995	2003	100.00%	170,940	$1,497,071	$8.76	100.0%	Wal-Mart #575(2020)
		10029 HIGHWAY 928

	Idaho

93	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976	1998	100.00%	148,593	$510,482	$7.55	45.5%	OFFICE MAX #666(2011), FRED MEYER, INC.(NOT OWNED)

94	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999	1*	100.00%	395,537	$4,346,604	$10.99	100.0%	BED BATH & BEYOND #333(2011), OLD NAVY
												#6046(2005), SHOPKO STORES, INC.(2020),
												OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015)

	Illinois

95	DECATUR, IL	DECATUR MARKETPLACE	62521	SC	1999	2003	100.00%	26,375	$270,384	$11.87	86.4%	WAL MART(NOT OWNED)
		MARYLAND STREET

96	DEER PARK, IL	DEER PARK TOWN CENTER 20503 NORTH RAND ROAD	60074	LC	2000	1*	24.75%	262,716	$6,717,407	$26.79	95.4%	GAP # 581(2010), BARNES & NOBLE (NOT OWNED)

97	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00%	167,074	$841,405	$5.45	92.3%	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

* 1. Property Developed by the Company	* SC — Shopping Center	Property Listing 7.1
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

98	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00%	155,490	$2,859,463	$18.39	100.0%	BED BATH & BEYOND(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

99	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974	2 *	100.00%	268,328	$855,027	$3.79	84.2%	SEARS #2181(2013), COUNTRY FAIR MARKET FRESH(2004), J.C. PENNEY #1717(2007)

100	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993	1995	20.00%	451,319	$7,068,590	$15.84	98.9%	CIRCUIT CITY #3111(2009), OFF 5TH(2011),
OFFICEMAX #203(2010), CONTAINER STORE(2011),
SPORTS AUTHORITY STORE #675(2013), MARSHALLS #544(2009),
NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009),
EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED),
KLA/SM NEWCO SCHAUMBURG, LLC(NOT OWNED),
												PRAIRIE ROCK RESTAURANT(NOT OWNED)

	Indiana

101	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993	2 *	100.00%	223,431	$1,352,497	$6.05	100.0%	K MART #7455(2008), GOODY’S #119 -4(2008), J. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

102	CONNERSVILLE, IN	WHITEWATER TRADE CENTER	47331	SC	1991	2 *	100.00%	141,770	$840,455	$6.06	97.8%	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)
		2100 PARK ROAD

103	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995	1996	20.00%	295,193	$3,320,035	$11.25	100.0%	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

104	LAFAYETTE, IN	PARK EAST MARKETPLACE	47905	SC	2000	2003	100.00%	35,100	$422,170	$13.07	92.0%	WAL MART(NOT OWNED)
		4205 — 4315 COMMERCE DRIVE

	Iowa

105	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00%	187,068	$1,760,537	$9.41	100.0%	T.J. MAXX #119(2004), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

106	OTTUMWA, IA	QUINCY PLACE MALL 819 1110 QUINCY AVENUE	52501	MM	1990	2 *	100.00%	194,703	$1,253,863	$6.96	92.5%	HERBERGER’S #326(2005), J.C. PENNEY #2438(2005), OFFICEMAX #1033(2015), WALMART(NOT OWNED), TARGET(NOT OWNED)

	Kansas

107	LEAWOOD, KS	TOWN CENTER PLAZA	66209	LC	1990	1998	100.00%	291,646	$7,248,958	$26.42	94.1%	BARNES & NOBLE #2668(2011)
		5100 W 119 STREET
108	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998	1 *	50.00%	344,009	$3,955,225	$11.50	100.0%	OFFICEMAX #240(2019), #924(2013), PETSMART HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

109	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE	66062	SC	1987	1998	23.75%	48,732	$372,491	$8.85	86.4%
		127th STREET & MUR-LEN ROAD

110	OVERLAND PARK, KS (CHEROKEE	CHEROKEE NORTH SHOPPING CENTE	66212	SC	1987	1998	23.75%	55,565	$621,056	$15.53	72.0%
		8800-8934 W 95th STREET

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003

Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

111	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001	2003	100.00%	7,000	$98,700	$17.62	80.0%

112	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	23.75%	12,000	$194,271	$16.19	100.0%

113	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1992	1998	23.75%	162,843	$795,561	$5.55	88.0%	PRICE CHOPPER FOODS(2005), WESTLAKE HARDWARE #17(2005)

114	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00%	205,200	$1,972,167	$11.93	80.6%	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

	Kentucky

115	HAZARD, KY	GRAND VUE PLAZA KENTUCKY HIGHWAY 80	41701	SC	1978	2 *	100.00%	111,492	$396,757	$4.39	81.0%	WRIGHT LUMBER(2007)

116	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00%	48,920	$664,999	$14.42	94.3%	Staples(2016), WAL MART(NOT OWNED)

117	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.00%	27,643	$571,296	$20.67	100.0%	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

118	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00%	158,041	$478,321	$8.52	35.5%	Food Lion (Dark) #1203(2017), BALLARD’S(NOT OWNED)

	Maine

119	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00%	305,620	$2,397,250	$7.94	98.8%	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2004), BIG LOTS(2008), T.J. MAXX #114(2004), SEARS #2203(2012)

	Maryland

120	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1 *	100.00%	98,635	$1,184,556	$12.44	96.5%	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

121	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	1 *	50.00%	27,500	$346,500	$12.60	100.0%

	Massachusetts

122	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1 *	100.00%	222,287	$3,453,861	$15.54	100.0%	BED BATH AND BEYOND(2011), OLD NAVY #6172(2011), OFFICEMAX # 600(2020), BABIES US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003

Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

123	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	20.00%	768,555	$13,499,626	$17.56	100.0%	TOYS R US #7505(2020), JORDON MARSH /FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), KOHL’S(2005), GENERAL CINEMA #971(2014)

	Michigan

124	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	2 *	100.00%	63,415	$537,508	$8.70	97.5%	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

125	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	2 *	100.00%	95,094	$429,793	$4.52	100.0%	CARTER’S FOOD CENTER(2004), CARTER’S FOOD CENTER(2004), K MART #9245(2005), KMART(NOT OWNED)

126	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989	1998	100.00%	343,502	$2,106,060	$8.66	70.8%	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS R US #1167(2013), TOYS R US, INC.(2021), TARGET(NOT OWNED)

127	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991	2 *	100.00%	190,482	$1,049,184	$5.51	100.0%	WAL-MART STORES #1542(2010), BUY LOW/ROUNDY’S — 4(2011)

128	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2001	2003	100.00%	171,801	$2,000,777	$11.65	100.0%	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), LOWE’S(NOT OWNED)

129	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981	2 *	100.00%	257,863	$752,100	$4.85	60.2%	J.C. PENNEY #20430(2005), OFFICEMAX #1116(2014)

130	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	2 *	100.00%	215,047	$1,314,396	$6.11	100.0%	WAL-MART STORES #1754(2011), KROGER #633(2012)

131	LANSING, MI	THE MARKETPLACE AT DELTA TOWN 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000	2003	100.00%	93,269	$993,792	$10.66	100.0%	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

132	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2 *	100.00%	248,963	$1,392,536	$6.11	91.5%	WAL-MART STORES #1428(2009), BIG LOTS #377-4(2004), KROGER #889(2011)

133	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993	1994	100.00%	270,761	$1,731,434	$6.39	100.0%	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

134	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00%	133,892	$1,392,914	$10.97	94.8%	T.J. MAXX #160(2005), OFFICE DEPOT #241(2005), TARGET(NOT OWNED), MEDIA PLAY(NOT OWNED), TOYS R US(NOT OWNED), CIICUIT CITY(NOT OWNED)

	Minnesota

135	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977	2 *	100.00%	297,586	$1,392,883	$4.95	94.6%	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

136	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985	2 *	100.00%	260,319	$1,937,473	$7.53	98.9%	K MART #9525(2004), HERBERGER’S#23(2013), MOVIES 10/WESTGATE MALL/#205(2011)

137	COON RAPIDS, MN	RIVERDALE VILLAGE PERIMETER 12921 RIVERDALE DRIVE	55433	SC	1999	1 *	25.00%	338,200	$4,203,408	$12.43	100.0%	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 5958(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED)

138	COON RAPIDS, MN (DEVELOPMENT	RIVERDALE VILLAGE CENTRAL	55433	SC	2003	1 *	100.00%	117,940	$2,082,167	$17.65	100.0%	BORDERS(2023)
		12921 RIVERDALE DRIVE

139	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997	1997	50.00%	292,711	$3,395,606	$11.60	100.0%	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

140	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	2 *	100.00%	121,001	$745,337	$6.92	89.0%	J.C. PENNEY #1076-9 -4(2006), KMART(NOT OWNED)

141	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995	1996	50.00%	265,957	$2,837,043	$10.67	100.0%	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAELS STORES, INC.(2012), BED, BATH AND BEYOND(2012), CUB FOODS(NOT OWNED)

142	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	100.00%	324,354	$2,489,638	$7.88	97.4%	WAL-MART(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

143	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	2 *	100.00%	185,658	$519,915	$4.91	57.0%	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

	Mississippi

144	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00%	464,715	$4,380,759	$10.49	89.9%	ACADEMY(2015), BED, BATH AND BEYOND(2014), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN (INTENDED PER LEASE(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2015), BELK’S(NOT OWNED)

145	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00%	107,780	$1,103,552	$10.24	100.0%	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

146	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.00%	52,617	$358,728	$7.95	85.7%	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

147	OXFORD, MS	OXFORD PLACE	38655	SC	2000	2003	100.00%	71,866	$285,476	$4.11	96.7%	Kroger(2020)
		2015-2035 UNIVERSITY AVENUE

148	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00%	65,269	$613,503	$9.40	100.0%	Staples 1172(2016), HOME DEPOT(NOT OWNED)

149	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1990	1994	100.00%	129,459	$814,090	$6.29	100.0%	J.C. PENNEY #2447(2010), KROGER #381(2012)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

150	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00%	348,236	$1,994,253	$5.73	100.0%	SAM’S WHOLESALE CLUB#6329(2012), GOODY’S #39(2002), WAL-MART STORES #258(2012)

	Missouri

151	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1 *	50.00%	34,567	$433,364	$13.15	95.4%	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

152	FENTON, MO	FENTON PLAZA	63206	SC	1970	2 *	100.00%	93,548	$772,147	$9.78	84.4%
		GRAVOIS & HIGHWAY 141

153	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995	1995	100.00%	382,955	$4,349,440	$11.55	98.4%	KOHL’S DEPARTMENT #230(2016), BED, BATH BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

154	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	23.75%	208,234	$838,799	$5.10	79.0%	BIG LOTS #489(2004), PRICE CHOPPER(2004)

155	KANSAS CITY, MO (WARD PARKW	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959	2003	20.00%	273,167	$3,779,453	$13.84	100.0%	AMC Theaters(2011), Stein Mart(2004), TJ Maxx(2013), Dick’s(2016), 24 Hour Fitness(2023), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

156	SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00%	56,033	$414,474	$7.40	100.0%	TOYS R US #9512(2013)

157	ST. JOHN, MO	ST. JOHN CROSSINGS	63114	SC	2002	2003	100.00%	77,812	$864,462	$11.11	100.0%	Shop ‘N Save(2022)
		9000-9070 ST. CHARLES ROCK ROA

158	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00%	415,435	$4,856,516	$11.69	100.0%	BED BATH AND BEYOND(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMP USA COMPUTER SUPER #1012(2013)

159	ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00%	52,842	$299,970	$5.68	100.0%	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

160	ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00%	299,584	$3,953,786	$13.20	100.0%	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), SPORTS AUTHORITY(2013)

161	ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00%	110,992	$633,771	$5.88	97.2%	K MART #7543(2008)

162	ST.LOUIS,MO (HOME QUARTERS)	HOME QUARTERS 6303 S. LINBERGH BLVD	63123	SC	1992	1998	100.00%	91,783	$321,240	$3.50	100.0%	WEEKENDS ONLY FURNITURE(2007)

163	ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.00%	92,372	$1,421,250	$15.39	100.0%	T.J. MAXX #329(2006)

	Nevada

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

164	LAS VEGAS, NV (DECATUR)	FAMILY CENTER @ LAS VEGAS 14833 WEST CHARLESTON BLVD	89102	SC	1973	1998	100.00%	49,555	$355,307	$9.31	77.0%	ALBERTSON’S(NOT OWNED)

165	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS 14833 WEST CHARLESTON BLVD	89102	SC	2003	1 *	100.00%	24,032	$356,856	$14.85	100.0%

166	RENO, NV	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00%	52,474	$31,761	$0.61	100.0%	CENTURY THEATRE, INC.(2014)

	New Jersey

167	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2002	2003	100.00%	229,760	$2,115,092	$9.21	100.0%	Kohl’s #469(2023), Linens ‘N Things(2014), Michael’s(2013), Ross Dress For Less #634(2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

168	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	42071	SC	1995	1997	100.00%	211,807	$3,748,898	$19.17	92.3%	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

169	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	42071	SC	1999	1 *	100.00%	202,622	$3,099,250	$15.30	100.0%	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)

	New Mexico

170	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978	2 *	100.00%	97,970	$610,065	$6.56	94.9%	SMITH’S FOOD & DRUG CENTERS(2007), FURR’S PHARMACY #887-4(2003), BEALL’S #0180(2009)

	North Carolina

171	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	100.00%	190,970	$1,876,020	$10.12	97.1%	Goody’s 20923 — #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

172	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990	2 *	100.00%	213,934	$1,237,805	$6.34	91.2%	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

173	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985	2003	100.00%	194,784	$1,467,596	$7.53	100.0%	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond(2014)

174	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995	2003	100.00%	47,530	$231,772	$5.82	83.7%	Ingles (Dark) #112(2009), Wal-Mart (Dark) #1242(2008)

175	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989	2 *	100.00%	68,130	$593,693	$8.71	100.0%	GOODY’S #4(2007), WAL-MART(NOT OWNED)

176	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990	2 *	100.00%	93,527	$495,557	$5.30	100.0%	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

177	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	2 *	100.00%	181,894	$1,158,373	$6.37	100.0%	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

178	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR	28403	SC	1989	2 *	100.00%	410,491	$3,289,665	$9.44	84.9%	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445 -4(2014), OLD NAVY #5471(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), SAM’S(NOT OWNED)

	North Dakota

179	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	2 *	100.00%	267,506	$1,179,798	$4.59	96.1%	K MART #9564(2008), HERBERGER’S #30(2005), J.C. PENNEY #1628-7(2008)

180	GRAND FORKS, ND	OFFICE MAX 2500S COLUMBIA ROAD	58201	SC	1978	1999	83.75%	31,812	$147,540	$4.64	100.0%	OFFICE DEPOT#2082(2010)

Ohio

181	ASHLAND, OH	CLAREMONT PLAZA	44805	SC	1977	2 *	100.00%	110,656	$72,773	$2.68	24.5%	QUALITY STORES #3116(2005)
		US ROUTE 42

182	AURORA, OH	BARRINGTON TOWN SQUARE	44202	SC	1996	1 *	100.00%	64,700	$632,086	$12.87	75.9%	HEINEN’S(NOT OWNED)
		70-130 BARRINGTON TOWN SQUARE

183	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00%	52,399	$432,292	$8.25	100.0%	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

184	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1 *	100.00%	506,254	$4,090,771	$8.19	98.7%	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC(2018)

185	CANTON, OH (EVERHARD ROAD)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995	1 *	100.00%	248,315	$2,710,450	$10.92	100.0%	DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2011), KOHL’S DEPARTMENT STORE#239(2016)

186	CANTON, OH (PHASE II)	BELDEN PARK CROSSINGS (II) DRESSLER ROAD	44720	SC	1997	1 *	100.00%	227,431	$2,147,263	$9.79	96.4%	VALUE CITY FURNITURE #55(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013)

187	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974	2 *	100.00%	236,009	$1,834,641	$7.77	100.0%	LOWE’S HOME CENTERS #472-2(2015), KROGER #348(2016), OFFICE MAX #617(2013)

188	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2 *	100.00%	235,433	$1,937,815	$10.77	76.4%	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

189	CLEVELAND, OH (WEST 65th)	KMART PLAZA — WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	2 *	100.00%	49,420	$266,556	$5.53	97.6%	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

190	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.01%	326,912	$1,828,007	$12.38	45.2%	AMC THEATRE(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

191	COLUMBUS, OH (EASTON MARKET	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	$6,154,638	$12.08	100.0%	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2013), GALYAN’S(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC.(2014), T.J. MAXX#447(2008)

192	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00%	352,913	$3,344,654	$9.48	100.0%	TARGET#1058(2016), BARNES & NOBLE #2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

193	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45%	305,428	$3,453,120	$11.31	100.0%	BABIES R US #9242(2011), MICHAEL’S(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)

194	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00%	137,556	$1,595,029	$11.60	100.0%	BIG BEAR(2016)

195	EASTLAKE, OH	KMART PLAZA 33752 VINE STREET	44094	SC	1971	2 *	100.00%	4,000	$0	$0.00	0.0%	KMART(NOT OWNED)

196	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	2 *	100.00%	150,200	$521,970	$7.44	46.7%	FIRST NAT’L SUPERMARKET #811(2010)

197	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00%	25,950	$296,204	$12.91	88.4%	WAL MART(NOT OWNED)

198	GROVE CITY, OH (DERBY SQUARE	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00%	128,210	$1,340,037	$10.45	100.0%	BIG BEAR(2012)

199	HAMILTON, OH	H.H. GREG 1371 MAIN STREET	43450	SC	1986	1998	100.00%	40,000	$230,000	$5.75	100.0%	ROUNDY’S(2006)

200	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	2 *	100.00%	58,564	$193,611	$6.54	50.6%	BOB & CARL’S(NOT OWNED)

201	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	2 *	100.00%	163,741	$1,517,651	$10.14	91.4%	CUB FOODS(2011), WAL-MART (NOT OWNED)

202	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990	2 *	100.00%	17,000	$132,084	$9.57	81.2%	WAL-MART (NOT OWNED), ERB LUMBER (NOT OWNED)

203	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994	50.00%	233,639	$2,447,654	$10.48	100.0%	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

204	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1 *	100.00%	169,481	$1,601,734	$9.45	100.0%	CINEMARK(2019), HOME DEPOT #3824(2020)

*1.	Property Developed by the Company	* SC — Shopping Center
*2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

205	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958	1997	100.00%	624,660	$7,632,068	$12.36	98.9%	KIDS R US #1173(2008), BED BATH & BEYOND, INC.(2012), PETSMART #529(2008), HOME DEPOT USA #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMP USA INC. #577(2007), BEST BUY #279(2010), MARSHALLS #8267/TJX COMPANY(2005), KRONHEIMS FURNITURE(2012), TOP’S SUPERMARKET(NOT OWNED)

206	NORTH OLMSTED, OH (BABIES)	BABIES R’ US PLAZA 26520 LORAIN AVENUE	44070	SC	1978	1999	83.75%	64,950	$419,060	$7.44	86.7%	BABIES R US #9284(2011)

207	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00%	33,270	$194,600	$5.85	100.0%	CARDINAL (GARDNERS/LANCASTER)(2007)

208	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00%	59,495	$594,106	$14.13	70.7%

209	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1 *	100.00%	183,288	$2,832,347	$15.45	100.0%	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

210	STOW, OH	STOW COMMUNITY SHOPPING CENTE KENT ROAD	44224	SC	1997	1 *	100.00%	$404,505	$2,839,909	$7.20	97.5%	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

211	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980	2 *	100.00%	148,469	$687,444	$5.05	91.8%	J.C. PENNEY #324-4(2005), AARON RENTS, INC.#C0399(2004)

212	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1 *	20.00%	$241,129	$2,522,008	$10.66	98.1%	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #6429(2005), BABIES R US(NOT OWNED)

213	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974	2 *	100.00%	$162,330	$1,302,439	$8.02	100.0%	MARC’S #37(2004), K MART #3234(2004)

214	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	2	100.00%	$55,130	$215,225	$4.14	94.2%	SUPER VALU STORES, INC(2003)

215	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994	1 *	100.00%	$104,873	$704,851	$8.03	83.7%	KROGER #829(2019), WAL-MART(NOT OWNED)

	Oregon

216	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995	1996	50.00%	309,617	$5,149,817	$16.78	99.1%	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

	Pennsylvania

217	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001	2003	100.00%	241,077	$2,278,840	$9.52	99.3%	Wal-Mart(2021)

*1.	Property Developed by the Company	* SC — Shopping Center
*2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

218	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975	2 *	100.00%	173,868	$1,025,603	$6.95	84.9%	K MART #3026(2005), BIG LOTS(2010)

219	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995	1 *	100.00%	534,595	$4,742,180	$8.87	100.0%	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT OWNED)

220	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2000	2003	100.00%	63,373	$621,444	$9.81	100.0%	Marshalls(2013), Bed Bath & Beyond #447(2013), TARGET(NOT OWNED)

221	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.00%	253,110	$1,970,072	$7.78	100.0%	Lowe’s #500(2017), Shop ‘N Save(2019)

	South Carolina

222	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990	2 *	100.00%	180,127	$1,149,849	$6.63	96.3%	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

223	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	196,048	$1,519,176	$8.04	96.4%	Food Lion #933(2011), Wal-Mart #1748(2011)

224	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	100.00%	252,689	$2,612,071	$12.13	85.2%	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

225	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992	1995	100.00%	209,139	$2,104,617	$10.06	100.0%	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

226	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989	2 *	100.00%	294,471	$1,987,410	$6.87	98.3%	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

227	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994	1995	100.00%	50,760	$500,667	$9.86	100.0%	GOODY’S #282(2008), WAL-MART(NOT OWNED)

228	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	14,800	$63,600	$5.89	73.0%	WAL-MART STORES #644(2010)

229	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,133	$821,725	$5.90	98.0%	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES(2015)

230	SUMTER, SC	MERCHANT’S WALK 837-839 BROAD STREET	29150	SC	1987	2003	100.00%	19,140	$86,100	$9.41	47.8%	KROGER’S (DARK)(NOT OWNED), WAL MART(NOT OWNED)

231	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	2 *	100.00%	184,331	$981,182	$5.52	96.5%	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

	South Dakota

*1.	Property Developed by the Company	* SC — Shopping Center
*2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

232	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	2 *	100.00%	285,372	$1,409,218	$7.23	68.3%	HERBERGER’S #15(2009), J.C. PENNEY #0495-4(2008), MY VEE SUPERMARKET (NOT OWNED)

	Tennessee

233	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999	2000	100.00%	201,516	$2,283,489	$11.96	94.7%	BEST BUY #170(2014), THE SPORTS AUTHORITY(2013), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

234	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992	2003	100.00%	214,579	$1,059,099	$9.92	49.8%	Best Buy #4720(2014)

235	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	100.00%	68,948	$487,532	$7.71	91.7%	KROGER(2014)

236	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	100.00%	71,311	$508,664	$7.53	94.7%	Bi-Lo #367(2011)

237	FRANKLIN, TN	ALEXANDER PLAZA 541 ALEXANDER PLAZA	37064	SC	1983	2003	100.00%	17,999	$142,519	$8.55	92.6%	BIG LOTS (NOT OWNED)

238	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	100.00%	84,441	$721,243	$8.54	100.0%	Kroger #541(2012)

239	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050 LOWE’S ROAD	37075	SC	1999	2003	100.00%	133,144	$1,214,939	$9.12	100.0%	Lowe’s(2019)

240	MEMPHIS, TN	COUNTRY BRIDGE 9020 US HIGHWAY 64	38002	SC	1993	2003	100.00%	64,223	$563,231	$8.97	97.8%	Kroger(2012)

241	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00%	117,750	$805,797	$6.84	100.0%	Albertson’s (Dark) #4730(2014)

242	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	100.00%	108,180	$1,273,302	$11.77	100.0%	T.J. Maxx #579(2008), Books-A-Million(2007), LOWE’S (NOT OWNED), TOYS R US (NOT OWNED), TARGET (NOT OWNED)

243	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	100.00%	167,795	$1,620,162	$9.66	100.0%	Lowe’s(2019), WAL MART (NOT OWNED)

	Texas

244	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2001	2003	100.00%	12,559	$205,441	$19.01	86.1%	KOHL’S (NOT OWNED)

245	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00%	205,017	$2,238,011	$13.66	79.9%	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET (NOT OWNED), TOYS R US (NOT OWNED), OFFICE DEPOT (NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

246	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.00%	68,515	$805,628	$16.07	73.2%

247	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	1999	2003	100.00%	131,176	$1,243,883	$9.48	100.0%	Kohl’s #410(2021), Regal Cinemas(2019), SAM’S CLUB (NOT OWNED), WAL MART (NOT OWNED)

248	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	100.00%	311,039	$3,138,612	$11.43	88.3%	THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US (NOT OWNED), SERVICE MERCHANDISE (NOT OWNED), GARDEN RIDGE (NOT OWNED)

249	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00%	118,970	$1,208,319	$10.70	95.0%	Kohl’s(2021), ALBERTSON’S (NOT OWNED)

250	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTE SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.00%	141,863	$1,783,039	$12.57	100.0%	Ultimate Electronics(2018), Linen ‘N Things(2013), Michael’s(2012), Ross Dress For Less(2013), KOHL’S (NOT OWNED)

251	SAN ANTONIO, TX	LA PLAZA DEL NORTE 125 NE LOOP 410	78216	SC	1996	1997	35.00%	310,470	$4,027,308	$13.55	95.7%	ROSS STORES, INC. #373(2007), DSW SHOE WAREHOUSE(2007), BEST BUY COMPANY#201(2012), OSHMAN’S SPORTING GOODS #236(2017), OFFICE MAX #406(2012), BEALL’S #257(2014)

252	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001	1 *	100.00%	278,727	$4,017,517	$14.41	100.0%	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2006), ROSS DRESS FOR LESS(2012), BARNES & NOBLE # 2055(2011), TARGET (NOT OWNED), LOWE’S (NOT OWNED)

	Utah

253	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	$97,560	$13.55	37.5%	RITE AID (NOT OWNED)

254	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973	1998	100.00%	661,649	$7,006,216	$10.71	98.8%	MERVYN’S #M-0065A(2005), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

255	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00%	162,316	$764,568	$5.57	84.6%	HARMONS(2012)

256	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	$1,524,289	$10.12	100.0%	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY (NOT OWNED), TOYS R US (NOT OWNED)

257	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995	1998	100.00%	590,313	$4,472,136	$7.88	96.1%	MAY COMPANY(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016), TARGET SUPERSTORE #1753(2017)

258	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00%	35,459	$266,744	$8.69	86.6%

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

259	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982	1998	100.00%	710,713	$6,770,231	$10.60	89.9%	JOLENE’S(2003), MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), SHOPKO #085(2014), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS(2014), HARMONS SUPERSTORE(NOT OWNED)

	Vermont

260	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986	2 *	100.00%	174,515	$1,542,425	$8.93	99.0%	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

	Virginia

261	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	107,660	$1,004,991	$10.10	92.4%	Ukrop’s(2008)

262	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	20.00%	253,941	$4,289,768	$16.89	100.0%	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

263	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	275,765	$1,854,247	$8.23	81.7%	Goody’s #174(2004), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

264	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989	2 *	50.00%	435,057	$2,739,482	$7.01	89.9%	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

265	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	$723,160	$9.11	100.0%	Food Lion #299(2005)

266	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	2 *	100.00%	143,299	$811,139	$6.26	90.4%	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

267	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990	2 *	20.00%	240,560	$2,277,176	$9.56	99.0%	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

	Washington

268	BELLINGHAM, WA	MERIDIAN VILLAGE SHOPPING CTR NE CORNER G MERIDIAN/TELEGRAPH	98226	SC	1979	2000	20.00%	208,422	$1,832,258	$9.67	90.9%	CIRCUIT CITY #3326(2015), HOME DEPOT INC., #4715(2013), PAYLESS DRUG #05240(2004)

269	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00%	41,065	$473,386	$12.69	90.8%	ALBERTSON’S(NOT OWNED)

	West Virginia

270	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	$290,437	$4.10	100.0%	DISCOUNT EMPORIUM(2006), OFFICEMAX #263(2006), VALUE CITY(NOT OWNED)

	Wisconsin

271	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00%	190,142	$1,451,619	$7.63	100.0%	T.J. Maxx #202(2005), Marshall’s Mega Store(2004), Officemax #16(2005), Burlington Coat Factory #112(2007)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 10/15/2003
Time: 9:30:44AM

Property List *

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Base Rent	Base Rent	Occupied	(Lease Expiration)

272	BROWN DEER, WI (CENTER)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	100.00%	143,372	$989,085	$7.46	92.5%	Marshall’s Mega Store(2004), Pick ‘N Save(2005)

273	BROWN DEER, WI (MARKET)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	100.00%	266,716	$1,932,674	$7.25	100.0%	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), T.J. Maxx/Burlington#201(2008), Old Navy #5482(2012)

274	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00%	160,533	$707,571	$4.41	100.0%	Kohl’s #43(2007), Pick ‘N Save(2007)

275	MILWAUKEE, WI (SOUTH)	SOUTHGATE MARKETPLACE SOUTH 27TH STREET	53215	SC	1951	2003	100.00%	54,913	$385,106	$7.94	88.3%	Always 99C(2011), MOVIES 10(NOT OWNED), WAL MART(NOT OWNED)

276	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	383,967	$1,392,012	$5.35	67.7%	Kohl’s #41(2008), Marshall’s Mega Store #738(2004), Pick ‘N Save(2008)
						Grand Total:		49,450,595	$487,414,545

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

Investor Information
 Developers Diversified Realty
 www.ddr.com
3300 Enterprise Parkway/Beachwood, Ohio 44122
Phone: (216) 755-5500     Fax: (216) 755-1500

Officers	Board of Directors

Scott A. Wolstein, Chairman of the Board & Chief Executive Officer	Scott A. Wolstein, Chairman of the Board Chief Executive Officer, Developers Diversified Realty

David M. Jacobstein, President and Chief Operating Officer	Bert L. Wolstein, Chairman Emeritus Chief Executive Officer, Heritage Development

Daniel B. Hurwitz Executive Vice President	David M. Jacobstein, President & Chief Operating Officer, Developers Diversified Realty

James A. Schoff, Senior Investment Officer	Daniel B. Hurwitz, Executive Vice President Developers Diversified Realty

Joan U. Allgood, Sr. Vice President of Corporate Affairs & Governance	Albert T. Adams, Director Chairman, Cleveland Office – Baker & Hosteller LLP

Timothy J. Bruce, Sr. Vice President of Development	Dean S. Adler, Director Principal, Lubert-Adler Management, Inc.

William H. Schafer, Sr. Vice President & Chief Financial Officer	Terrance R. Ahern, Director Principal, The Townsend Group

Richard E. Brown, Sr. Vice President of Real Estate Operations	Robert Gidel, Director Managing Partner, Libert Partners, LP

Ralph J. Conti, Vice President and Director of Development	Victor B. MacFarlane, Founder and Managing Principal MacFarlane Partners, LLC

Steven M. Dorsky, Vice President of Leasing – Northeast	Craig Macnab, Director Managing Partner, Tandem Capital

Susan Hennessey, Vice President of Human Resources	Barry Sholem, Director Partners Chairman, DLJ Real Estate Capital

Michelle A. Mature, Vice President of Investor Relations

Joseph G. Padanilam, Vice President of Acquisitions and Dispositions

Anthony L. Vodicka, Vice President of Leasing – West

Robin Walker-Gibbons, Vice President of Leasing – Southwest

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2003

David E. Weiss, Vice President and General Counsel

Investor Information (Continued)

Research Coverage		Research Coverage, continued

AG Edwards		Merril Lynch
Bill Camp	(314) 955-5368	Steve Sakwa	(212) 449-0335
		Craig Schmidt	(212) 449-1944

Deutsche Bank Alex Brown		Morgan Stanley
Lou Taylor	(212) 250-4912	Matthew Ostrower	(212) 761-6284
Chris Capolongo	(212) 250-7726	Suzanne Sorkin	(212) 761-6385

Goldman Sachs		Prudential Securities
Carey Callahan	(212) 902-4351	Jim Sullivan	(212) 778-2515
Michael Bilerman	(212) 902-1970	Bill Acheson	(212) 778-1417

Green Street Advisors		Wachovia Securities
John Herold	(949) 640-8780	Jeff Donnelly	(617) 603-4262
Sarah Woodward	(949) 640-8780	Eric Rothman	(617) 603-4263

Hilliard Lyons
Tony Howard	(502) 588-1142	Transfer Agent
National City Bank Corporate Trust Operations P.O. Box 92301 Cleveland, Ohio 44193-0900 1-800-622-6757
JP Morgan
Michael Mueller	(212) 622-6689
Josh Bederman	(212) 622-6530

Lehman Brothers
David Shulman	(212) 526-3410	Investor Relations Michelle A. Mahue VP of Investor Relations Phone: (216) 755-5455 Fax: (216) 755-1455 Email: mmahue@ddr.com
Alexander Goldfarb	(212) 526-5232

McDonald & Company
Richard Moore	(216) 443-2815
Richard Sweigard	(216) 563-2501